UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
IMPAC MORTGAGE HOLDINGS, INC.
4000 MacArthur Blvd., Suite 6000
Newport Beach, California 92660
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 15, 2023
9:00 A.M. (Pacific Daylight Time)
To Our Stockholders:
You are cordially invited to attend, virtually via the Internet, the Annual Meeting of Stockholders of IMPAC MORTGAGE HOLDINGS, INC., a Maryland corporation (“IMH,” “we,” “our,” “us,” or the “Company”), to be held on June 15, 2023, at 9:00 a.m. (Pacific Daylight Time). This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet (the “Annual Meeting” or the “Virtual Meeting”). You will be able to attend the Virtual Meeting, vote and submit your questions during the meeting by visiting: http://viewproxy.com/impaccompanies/2023/htype.asp. You will not be able to attend the Virtual Meeting physically.
The annual meeting of stockholders is being held for the following purposes:
1.
To elect a Board of Directors to serve for the ensuing year;

2.
To approve, on an advisory basis, the compensation of our named executive officers;

3.
To ratify an amendment to the Company’s Tax Benefits Preservation Rights Agreement (the “Rights Agreement”) which, among other things, extended the term of the Rights Agreement for three (3) years;

4.
To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and

5.
To transact such other business as may properly come before the Virtual Meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 25, 2023 will be entitled to vote and participate at the Virtual Meeting via live audio webcast and any postponements, adjournments or continuations thereof. If you wish to attend the Virtual Meeting, you must register in advance at http://viewproxy.com/impaccompanies/2023/htype.asp by 11:59 pm, Pacific Daylight Time, on June 12, 2023.
Stockholders may virtually attend the Annual Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2023. The 2023 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2022 are also available at http://www.viewproxy.com/impaccompanies/2023.
In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date (April 25, 2023). The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials.
You are cordially invited to attend the Virtual Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote at the Virtual Meeting in the event you find it convenient to attend.
By order of the Board of Directors
Dated: April •, 2023	Joseph O. Joffrion, General Counsel

IMPAC MORTGAGE HOLDINGS, INC.
4000 MacArthur Blvd., Suite 6000, Newport Beach, CA 92660
(949) 475-3600

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JUNE 15, 2023 AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)
This proxy statement is being furnished by Impac Mortgage Holdings, Inc., a Maryland corporation (“IMH,” “we,” “our,” “us,” or the “Company”), in connection with the annual meeting of stockholders to be held on June 15, 2023 at 9:00 a.m. (Pacific Daylight Time). This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet (the “Virtual Meeting” or the “Annual Meeting”). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Virtual Meeting will be made available, to our stockholders commencing on or about May 1, 2023.
The purpose of the Virtual Meeting is to seek stockholder approval of the following proposals: (1) electing a Board of Directors (the “Board” or “Board of Directors”) to serve for the ensuing year; (2) approving, on an advisory basis, the compensation of our named executive officers; (3) ratifying an amendment (the “Amendment”) to the Tax Benefits Preservation Rights Agreement (the “Rights Agreement”) to, among other things, extend the term of the Rights Agreement for three years; and (4) ratifying the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
Notice of Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials free of charge. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals. Stockholders who previously requested a printed copy of our proxy materials will receive a printed version.
Solicitation of Proxies
Our Board of Directors is soliciting the enclosed proxy.   We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We may also solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.
Annual Report
Our annual report to stockholders for the year ended December 31, 2022 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy.
Stockholders may also request a free copy of our Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) by writing to Corporate Secretary, Impac Mortgage Holdings, Inc., 4000 MacArthur Blvd., Suite 6000, Newport Beach, California 92660. Alternatively, stockholders may access our 2022 Form 10-K on our website located at www.impaccompanies.com. We will also furnish any exhibit to our 2022 Form 10-K if specifically requested.

Registering to attend the Virtual Meeting
To register to attend the Virtual Meeting, please visit https://viewproxy.com/impaccompanies/2023/htype.asp. ALL REGISTRATIONS MUST BE RECEIVED BY 11:59 P.M. PACIFIC DAYLIGHT TIME, ON JUNE 12, 2023.
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If you own shares of the Company’s common stock registered in your name on the books of our transfer agent, as of the close of business on April 25, 2023, the record date for the Annual Meeting (the “Record Date”), please click “Registration for Registered Holders” and enter your name, address and phone number.

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If you hold shares of the Company’s common stock in an account at a broker, bank, trust or other nominee as of the close of business on the Record Date, please click “Registration for Beneficial Holders” and enter your name, phone number and email, and click submit. If you wish to vote electronically at the Virtual Meeting, please upload during registration or email a copy of your legal proxy that you have obtained from your bank or broker to virtualmeeting@viewproxy.com.

If you have already authorized a proxy or provided voting instructions by returning a signed proxy card, or by following the instructions provided by your bank, broker or other nominee, you do not need to register or attend the Virtual Meeting in order for your vote to be counted.
After you have registered for the Virtual Meeting, you will receive an email indicating that your registration has been confirmed along with the meeting password. You will need this password in order to virtually attend the Annual Meeting.
Stockholders may virtually attend the Annual Meeting via live audio webcast by clicking the link provided in the email that will be sent to you after registering. The webcast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders.
Voting Requirements & Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Virtual Meeting only if you are present at the Virtual Meeting or your shares are represented by a valid proxy. Even if you plan to attend the Virtual Meeting, we urge you to vote by proxy in advance. You may vote your shares when you view the proxy materials on the Internet following the instructions in the Notice of Internet Availability, or if you request a paper copy of the proxy materials as instructed on the Notice of Internet Availability, by using one of the following three methods:
(1)
you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided;

(2)
you may direct your vote electronically by accessing the website located at www.AALVote.com/IMH and following the on-screen instructions; or

(3)
you may vote by calling the toll-free number listed on your proxy card.

Please have your Notice of Internet Availability or proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by telephone, over the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Virtual Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares virtually via the Internet at the Virtual Meeting.

Quorum; Voting Rights
Holders of our common stock of record at the close of business on the Record Date (i.e., April 25, 2023) will be entitled to vote at the Virtual Meeting or any adjournment or postponement of the Virtual Meeting. There were [36,568,876] shares of common stock, $0.01 par value per share, outstanding as of the Record Date. Each share of our common stock is entitled to one vote and the presence, either virtually via the Internet or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Virtual Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Stockholders may not cumulate their votes.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Virtual Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
(1)
FOR the nominees to our Board of Directors;

(2)
FOR the approval, on an advisory basis, of the compensation of our named executive officers;

(3)
FOR the ratification of the Amendment to the Rights Agreement; and

(4)
FOR the ratification of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Representatives of our transfer agent will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is the voluntary act of not voting by a stockholder who is present at the Virtual Meeting and entitled to vote. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Refer to each proposal for a discussion of the effect of abstentions and broker non-votes. Without instructions, brokers will not be able to vote on Proposals 1, 2 or 3.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Virtual Meeting and voting virtually via the Internet.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Postponement or Adjournment of Virtual Meeting
If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Virtual Meeting, either attending virtually via the Internet or represented by proxy, to adjourn the Virtual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Virtual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Our charter and bylaws currently provide for a variable number of directors with a range between one and fifteen members. During 2022, the size of our Board was set at five directors. On February 5, 2023, Mr. Obi O. Nwokorie resigned from the Board, following which our Board approved a reduction in the number of Board members from five to four. Accordingly, the size of our Board is currently set at four directors. No proxy may vote for more than four nominees for director. Accordingly, a Board of four directors is to be elected at the Virtual Meeting, all of whom have been recommended for nomination by the members of the Governance and Nomination Committee of the Board.
Unless otherwise directed by stockholders within the limits set forth in our bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:
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Katherine J. Blair,

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Frank P. Filipps,

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George A. Mangiaracina, and

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Joseph A. Piscina.

We have been advised that all of the nominees have indicated their availability and willingness to serve if elected. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2024. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee, will vote for a substitute nominee in the exercise of their best judgment or the Board may determine to reduce the size of the Board.
Vote Required
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Virtual Meeting is necessary for the election of the nominee for director assuming a quorum is present. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Virtual Meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.

PROPOSAL NO. 2
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. At our 2019 annual meeting, the stockholders approved, on an advisory, non-binding basis, a one-year frequency for the advisory vote on executive compensation. Accordingly, this proposal seeks stockholder approval of, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement. The next advisory vote on executive compensation will occur at the 2024 annual meeting of stockholders.
Our named executive officer compensation is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to align the interests of executive officers with those of our stockholders by tying long-term incentive compensation to financial performance and ultimately to the creation of stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.
Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.
Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”
The “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.
Vote Required
The affirmative vote of a majority of all of the votes cast at the Virtual Meeting at which a quorum is present is required to approve this advisory proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 3
RATIFICATION OF AMENDMENT TO TAX BENEFITS PRESERVATION RIGHTS AGREEMENT TO EXTEND TERM FOR THREE YEARS AND ADJUST THE PURCHASE PRICE
Our Board is asking stockholders to ratify the Amendment of the Company’s Rights Agreement which provided for a three-year extension (to October 22, 2025) and a change to the exercise price of the rights as discussed herein. The Rights Agreement was originally entered into with American Stock Transfer & Trust Company, LLC on October 23, 2019, and approved by the Company’s stockholders at the Company’s 2020 annual stockholder meeting (the “Initial Rights Agreement”). Pursuant to the Initial Rights Agreement, the Board authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock held of record as of the close of business on November 5, 2019 (the “Rights Plan Record Date”). Each Right entitled the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A-1 Participating Preferred Stock, par value $0.01 per share (the “Series A-1 Preferred Stock”), at an exercise price of $45.00 per one one-thousandth of a share of Series A-1 Preferred Stock (“Preferred Share”), subject to adjustment (the “Purchase Price”). The term of the Initial Rights Agreement was set to expire on October 22, 2022.
On August 26, 2022, the Company entered into a First Amendment (the “Amendment”) to the Initial Rights Agreement, which provides for (i) a three-year extension of the Initial Rights Agreement upon expiration of the initial three-year term and (ii) a reduction to the Purchase Price to $2.30 per one-one-thousandth of a Preferred Share (which Purchase Price was modified in light of the decreased trading price of the Company’s common stock since the adoption of the Initial Rights Agreement on October 23, 2019). The Initial Rights Agreement, as amended by the Amendment, is referred to herein as the “Rights Agreement.” If the Amendment is not approved by our stockholders, the Rights will expire and the Rights Agreement will terminate in accordance with its terms.
Background and Reasons for Proposal
At the end of our 2022 taxable year, we had estimated federal and California net operating loss (“NOL”) carryforwards of approximately $850.1 million and $624.8 million, respectively. We may not generate sufficient taxable income in future periods to be able to realize fully the tax benefits of our NOL carryforwards. Although, under existing tax rules, we are generally allowed to use those NOL carryforwards to offset taxable income in subsequent taxable years, our ability to use those NOL carryforwards to offset income may be severely limited to the extent that we experience an ownership change within the meaning of Section 382 of the Code. These provisions could also limit our ability to deduct certain losses (built-in losses) we recognize after an ownership change with respect to assets we own at the time of the ownership change.
The Rights Agreement is intended to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). In general, we may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.
The Company’s ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an “ownership change” for purposes of Section 382 of the Code and the Treasury Regulations promulgated thereunder. Calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities on a timely basis. The amount by which our ownership may change in the future is uncertain.
Generally, the Company will experience an “ownership change” if the percentage of the shares of common stock owned by one or more “five-percent shareholders” increases by more than 50 percentage points over the lowest percentage of shares of common stock owned by such stockholder at any time during the prior three years on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the Company’s use of its Tax Benefits. As such, the Rights Agreement has a 4.99% “trigger” threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding common stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code.
Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of Tax Benefits that can ultimately be used to reduce our income tax liability. However, we believe the Tax Benefits are a valuable asset and that it is in our best interests to attempt to preserve their use by approving the Rights Agreement.
The Board believes it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by maintaining the Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.
Description of the Rights Agreement
The description of the Rights Agreement contained in this Proposal 3 is qualified in its entirety by reference to the text of the Initial Rights Agreement and the Amendment which are attached to this proxy statement as Appendix A and Appendix B, respectively. You are urged to read carefully the Initial Rights Agreement and the Amendment in their entirety as the discussion herein is only a summary.
The Rights Agreement is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding common shares within the meaning of Section 382 and the Treasury Regulations promulgated thereunder without the approval of the Board. Stockholders who beneficially owned 4.99% or more of our outstanding common shares as of the close of business on the Rights Plan Record Date are not an “Acquiring Person” so long as they do not acquire any additional common shares at a time when they still beneficially own 4.99% or more of our common shares. In addition, the Board may, in its sole discretion, exempt any other person or group from being deemed an Acquiring Person for purposes of the Rights Agreement.
Amendment to Initial Rights Agreement.   The Amendment to the Initial Rights Agreement extends the final expiration date of the Initial Rights Agreement from October 22, 2022 to October 22, 2025, unless otherwise extended or terminated earlier as provided below. In addition, the Amendment changes the Purchase Price payable upon exercise of the Rights from $45.00 per one one-thousandth of a Preferred Share to $2.30 per one one-thousandth of a Preferred Share, subject to adjustment. The Amendment provides that the Rights will no longer be exercisable and the Rights will expire if the Company’s stockholders do not approve the Amendment by the final adjournment of the 2023 Annual Meeting (or any adjournment or postponement thereof).
The Rights.   On October 23, 2019, our Board authorized and declared a dividend distribution of one Right for each outstanding share of common stock of the Company to stockholders of record as of the close of business on the Rights Plan Record Date. Each Right (as amended by the Amendment) entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Preferred Stock at an exercise price of $2.30 per one one-thousandth of a Preferred Share, subject to adjustment. Such price is referred to as the “Purchase Price.” The description and terms of the Rights are set forth in the Rights Agreement.
Issuance and Transfer of Rights; Rights Certificates.   Until the Distribution Date (as defined below):
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the Rights will be evidenced by and trade with the certificates for shares of common stock (or, with respect to any uncertificated shares of common stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

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new common stock certificates issued after the Rights Plan Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of common stock registered in book entry form, this legend will be contained in a notation in book entry); and

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the surrender for transfer of any certificates for shares of common stock (or the surrender for transfer of any uncertificated common stock registered in book entry form) will also constitute the transfer of the Rights associated with such common stock.

Distribution Date; Acquiring Person; Separation of Rights.   Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from our common stock and become separately tradable and exercisable only upon the earlier of (i) ten business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons, collectively referred to as an “Acquiring Person,” has acquired beneficial ownership of 4.99% or more of our outstanding common stock or (ii) ten business days (or such later day as our Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. The date on which the Rights separate from the common stock and become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, we will mail Rights certificates to our stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the common stock. Thereafter, such Rights certificates alone will represent the Rights.
The definition of “Acquiring Person” contained in the Rights Agreement contains several exemptions, including for (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iii) any person who becomes the beneficial owner of 4.99% or more of the shares of the common stock then outstanding as a result of a reduction in the number of shares of common stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, (iv) any person who becomes the beneficial owner of 4.99% or more of the shares of common stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interest, (v) any Existing Holder (as defined below), (vi) any person who becomes the beneficial owner of 4.99% or more of the outstanding shares of common stock as a result of the acquisition of shares of common stock directly from the Company, as long as, prior to the acquisition of shares of common stock directly from the Company, the Company has been apprised in writing by such person of the number of shares of common stock beneficially owned by such person immediately prior to any such acquisition, and (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.
The Rights Agreement also includes a procedure whereby the Board will consider requests (which it has in the past) to exempt certain acquisitions of common stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.
Rights Holders Have No Rights as a Stockholder Until a Right Is Exercised.   Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.
Existing Holders.   The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted, each referred to as an “Existing Holder,” will not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder’s lowest percentage of ownership of the common stock after the adoption of the Rights Agreement, subject to specified exceptions.
Preferred Shares Purchasable Upon Exercise of Right.   After the Distribution Date, each Right will entitle the holder to purchase, for $2.30, known as the “Purchase Price,” one one-thousandth of a Preferred Share having economic and other terms similar to that of one share of common stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one share of common stock. More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•
not be redeemable;

•
entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

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entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;

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have the same voting power as one share of common stock; and

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entitle holders to a per share payment equal to the payment made on one share of common stock if the common stock is exchanged via merger, consolidation or similar transaction.

“Flip-in” Rights.   At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a Preferred Share, our common stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. For example, assuming a $0.80 market price for our common stock and the current Purchase Price of $2.30, after the Distribution Date each Right would entitle its holder to purchase 5.75 shares of our common stock (subject to adjustment for fractional shares) with a market value of $4.60 for an aggregate purchase price of $2.30. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
“Flip-over” Rights.   In the event any person or group becomes an Acquiring Person and we merge into or engage in certain other business combinations with an Acquiring Person, or 50% or more of our consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.
Exchange of Rights.   At any time after a person becomes an Acquiring Person, in lieu of allowing the “flip-in” to occur, our Board may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of our common stock, (or, under certain circumstances, cash, property or other of our securities, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, our Board may not conduct such an exchange at any time any person (other than with us or certain entities affiliated with us) together with such person’s affiliates or associates becomes the beneficial owner of 50% or more of our common stock.
Redemption of Rights.   At any time prior to a Distribution Date, our Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as our Board may establish. Immediately upon the action of our Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Expiration Date of the Rights.   The Rights will expire on the earliest of:
•
11:59 P.M. (New York City time) on October 22, 2025, unless extended;

•
the time at which the Rights are redeemed or exchanged under the Rights Agreement by our Board;

•
the final adjournment of the 2023 Annual Meeting if our stockholders fail to approve the Amendment to the Initial Rights Agreement with a majority of the votes cast by holders of shares of common stock at the Annual Meeting;

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the repeal of Section 382 or any successor statute, if our Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits;

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the beginning of a taxable year with respect to which our Board determines that no Tax Benefits may be carried forward; or

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such time when our Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to us.

Anti-Dilution Provisions.   The Board may adjust the Purchase Price, the number of shares of Series A-1 Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Series A-1 Preferred Stock or common stock. With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Series A-1 Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Series A-1 Preferred Stock.
Tax Consequences.   The Company believes that the distribution of Rights were not taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.
Amendments.   The terms of the Rights may be amended by a resolution of our Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.
Terms of the Series A-1 Preferred Stock.   2,500,000 shares of Preferred Stock have been designated as Series A-1 Junior Participating Preferred Stock, as set forth in the Articles Supplementary, filed with the State Department of Assessments and Taxation of Maryland on September 4, 2013. A copy of the Articles Supplementary has been filed with the SEC as an exhibit to a Form 8-K dated September 4, 2013.
Certain Considerations Relating to the Rights Agreement
The Board believes that attempting to protect the Tax Benefits described above is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.
Future Use and Amount of the Tax Benefits is Uncertain.   Our use of the Tax Benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.
Potential Challenge to the Tax Benefits.   The amount of the Tax Benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership” change and attempt to reduce the benefit of the Tax Benefits even if the Rights Agreement is in place.
Continued Risk of Ownership Change.   Although the Rights Agreement is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.
Potential Effects on Liquidity.   The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations. A stockholder’s ability to dispose of our common shares may be limited if the Rights Agreement reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.
Potential Impact on Value.   The Rights Agreement could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect.   The Board adopted the Rights Agreement to diminish the risk that our ability to use the Tax Benefits to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common shares or, in the case of a person or group of persons that already own 4.9% or more of our common shares, from acquiring any additional common shares. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.
Vote Required
You may vote in favor or against this proposal or you may abstain from voting. Ratification of the Amendment which extended the terms of the Rights Agreement for three years and reduced the Purchase Price will require the affirmative vote of a majority of the votes cast at the Virtual Meeting at which a quorum is present. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If the Amendment is not approved, the Rights will expire and the Rights Agreement will terminate in accordance with its terms.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE AMENDMENT TO THE RIGHTS AGREEMENT.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has recommended the reappointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Baker Tilly became our auditors on November 1, 2020, replacing Squar Milner LLP, whose audit practice was combined with Baker Tilly on that date.
The stockholders are being requested to ratify the appointment of Baker Tilly at the Virtual Meeting. If the selection is not ratified, it is contemplated that the appointment of Baker Tilly for 2023 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Baker Tilly will attend the Virtual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Virtual Meeting at which a quorum is present is required to ratify the appointment of Baker Tilly as the Company’s independent registered public accounting firm.
Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF BAKER TILLY US, LLP.
Principal Accountant Fees and Services
During the year ended December 31, 2022, Baker Tilly served as our independent registered public accounting firm and provided certain tax and other services. The following table sets forth the aggregate fees billed to us by Baker Tilly for the years ended December 31, 2022 and 2021.
	For the Year Ended December 31
	2022	2021
Audit fees	$621,000	$642,600
Audit-related fees(1)	45,900	58,968
Tax fees(2)	6,228	5,054
Total	$673,128	$706,622

(1)
Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing, a separate examination of certain requirements of our master servicing policies and procedures, and registration and offering of securities.

(2)
Tax fees relate to tax planning and consultation services.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services
The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in 2022 and 2021 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of two directors. The Audit Committee operates under a written audit committee charter, which was amended and restated by the Board on February 21, 2023.
Management is responsible for our internal control over financial reporting and financial reporting process. Baker Tilley US LLP, or Baker Tilly, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these management processes and related independent audits.
In connection with these responsibilities, the Audit Committee met with management and Baker Tilly to review and discuss the December 31, 2022 financial statements. The Audit Committee also (i) discussed with Baker Tilly the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the SEC, and (ii) received the written disclosures and the letter from Baker Tilly required by the applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning its independence, and has discussed with Baker Tilly its independence from the Company.
Based on the Audit Committee’s discussions with management, review of Baker Tilly’s letter and discussions with Baker Tilly, the Audit Committee has recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Audit Committee
Frank P. Filipps Joseph A. Piscina

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Information Concerning Director Nominees
The persons listed below have been nominated for election to the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the Company’s bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees:
NAME	AGE	POSITION
George A. Mangiaracina	58	Chief Executive Officer, Chairman of the Board
Frank P. Filipps	75	Director
Katherine J. Blair	53	Director
Joseph A. Piscina	63	Director
George A. Mangiaracina has served as Chief Executive Officer and Chairman of the Board of IMH since 2018. Mr. Mangiaracina joined IMH in 2015 to lead the capital raise activities, asset-liability management, strategic initiatives, and capital markets operations. Before joining IMH, Mr. Mangiaracina spent over two decades in the securities industry as a Managing Director at UBS and Deutsche Bank, with revenue and risk responsibility for proprietary trading, lending, and structured finance across an array of asset classes. Mr. Mangiaracina began his career within the financial services industry group at Arthur Andersen & Co. He earned his Bachelor of Science in Accounting and Finance from Fordham University’s College of Business Administration. IMH believes Mr. Mangiaracina has the financial and business experience, past senior executive positions, and operating experience within the real estate and financial sectors to give him the qualifications and necessary skills to serve as a director.
Katherine J. Blair was appointed to the Board in December 2019. She is currently a partner at Manatt, Phelps & Phillips, LLP in Los Angeles and has practiced law for over 25 years specializing in corporate, securities and transactional matters and advising executive officers, general counsel and directors on corporate governance, SEC reporting and compliance, public and private securities offerings, as well as mergers and acquisitions. Ms. Blair is also a member of the board of directors of Skechers U.S.A., Inc. (NYSE: SKX), which designs, develops and markets a diverse range of lifestyle footwear for men, women and children, as well as performance footwear for men and women. Ms. Blair currently serves as an officer of the Board of Governors of the USC Institute of Corporate Counsel and she previously served as the Chair of the Business Law Section of the Los Angeles County Bar Association and as an officer of the Corporations Committee of the Business Law Section of the California Lawyers Association. Ms. Blair holds an undergraduate degree from the University of California, San Diego and a J.D., cum laude from Pepperdine University School of Law. The Company believes that Ms. Blair’s experience working with and advising public companies, including corporate, governance and transactional matters, provides her with the qualifications and skills to serve as a director.
Frank P. Filipps has been a director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Since February 2013, Mr. Filipps has served as a director of Orchid Island Capital (NYSE: ORC), a specialty finance company that invests in residential mortgage-backed securities, and since 2014, he has served as a director of Ready Capital Corporation (formerly, Sutherland Asset Management) (NYSE: RC). Mr. Filipps was previously, from September 2004 to December 2014, a director of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, and, from December 2010 to December 2014, a director of Fortegra Financial Corp (NYSE: FRF), an insurance services company. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master’s degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps’s financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.

Joseph A. Piscina has been a director since September 2021. Mr. Piscina currently serves as Chief Operating Officer and partner of The Versant Group, whose funds focus on building and acquiring investment management businesses that are scalable through market cycles, a position he has held since May 2017. Mr. Piscina previously held positions with Ellington Management Company as Managing Director — Head of Special Situations from May 2014 to April 2017, Monday Capital Partners as Senior Partner from January 2013 to December 2013, and Five Mile Capital Partners as Partner — Portfolio Manager from June 2007 to December 2012. In addition, Mr. Piscina has worked for Paine Webber, Kidder Peabody and Drexel Burnham during his career. Mr. Piscina holds a J.D. from Villanova School of Law and a B.A from Columbia College. The Company believes that Mr. Piscina’s financial and business experience, including his past senior management positions and operating experience, gives him the qualifications and skills to serve as a director.
Executive Officers The following table provides certain information regarding our executive officers who are not currently (and are not nominated to serve as) directors of the Company:
NAME	AGE	POSITION
Tiffany M. Entsminger	40	Chief Operating Officer
Joseph O. Joffrion	54	Senior Vice President, General Counsel
Justin R. Moisio	41	Chief Administrative Officer, Corporate Secretary
Information about George A. Mangiaracina, our Chief Executive Officer, is set forth above under “Information Concerning Director Nominees.”
Tiffany M. Entsminger was appointed Chief Operating Officer (“COO”) of the Company on November 5, 2020. Ms. Entsminger previously served as the Company’s Chief Risk Officer and Head of Operations from 2019 until prior to her appointment as COO, and has held previous roles with the Company since 2018. Ms. Entsminger has more than 20 years of experience in financial services, specializing in operational and credit risk. She previously held a number of operations and risk management leadership roles, including SVP, Direct Operations for loanDepot.com, LLC. During her time with the national lender, from 2014 to 2018, she oversaw underwriting, closing and funding, quality control, and collateral valuations. Prior to that, Ms. Entsminger held a risk management position with Nationstar Mortgage. In addition to her mortgage expertise, Ms. Entsminger is a licensed attorney.
Joseph O. Joffrion was appointed Senior Vice President and General Counsel of the Company on September 28, 2020. Prior to joining Impac, Mr. Joffrion spent the previous 22 years as in-house counsel to several companies. From 2007 to 2019, Mr. Joffrion served in various roles within Auction.com, LLC, a distressed residential and commercial real estate auction company. Such roles included Associate General Counsel, EVP — Strategic Development and Chief Legal Officer. From 2006 to 2007, Mr. Joffrion was EVP & Chief Legal Officer at NRP Holdings, Inc., a land acquisition and disposition company. Prior to that, from 1997 to 2006, Mr. Joffrion served as General Counsel for St. John Knits International, Inc., a designer, manufacturer and retailer of women’s apparel and accessories. Mr. Joffrion holds a Juris Doctorate from Western State College of Law and earned a Bachelor of Science in Mechanical Engineering from Washington University in St. Louis, MO.
Justin R. Moisio was appointed Chief Administrative Officer of the Company on August 1, 2019 and Corporate Secretary on July 29, 2020. Mr. Moisio has more than 17 years of experience in the publicly traded financial services sector. Since 2004, Mr. Moisio has held numerous leadership positions within Impac Mortgage Holdings, Inc., including investor relations, correspondent and consumer direct lending, public relations, marketing, project management and business development. In addition, Mr. Moisio served as President of the National Investor Relations Institute of Orange County, from 2012 – 2014. Mr. Moisio earned his Bachelor of Arts in Political Science and History from Miami University.
Key Employee
Mr. Jon Gloeckner, Senior Vice President Treasury and Financial Reporting, 45, has been with the Company since 2004, serving in a variety of capacities, including treasury, financial reporting, accounting, and warehousing. Since April 1, 2021, Mr. Gloeckner has been performing the duties of principal financial officer and principal accounting officer until a permanent replacement for Chief Financial Officer is found. Gloeckner earned his M.B.A in Finance and B.S. in Business Administration, Finance both from California State University, Hayward.
Family Relationships
There are no family relationships between any of the directors or executive officers of IMH.
Corporate Governance and Board Matters
Vacancies
All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, although such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board.
Board Member Independence
We are listed on the NYSE American and accordingly, we have applied the listing standards of the NYSE American in determining the “independence” of the members of our Board. Based on the listing standards of the NYSE American and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Governance and Nomination Committee, that Frank P. Filipps, Katherine J. Blair, and Joseph A. Piscina qualify as independent directors. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with the independence standards of the NYSE American.
Attendance at Board and Committee Meetings
Our Board met 17 times during 2022. During the period for which a person served as a director, each director attended at least 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by those committees of the Board on which such director served.
We encourage all directors to virtually attend the Annual Meeting of stockholders. In 2022, all of our directors attended the virtual annual meeting of stockholders.
Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Governance and Nomination Committee. Each of these committees has a written charter approved by our Board. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the CEO, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking “Investor — Corporate Governance — Governance Documents,” and is available in print upon request to the Corporate Secretary of Impac Mortgage Holdings, Inc., 4000 MacArthur Blvd., Suite 6000, Newport Beach, California 92660.
The Audit Committee
The Audit Committee of the Board consists of two directors, who are independent pursuant to the Director Independence Standards of the NYSE American and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, and Joseph A. Piscina. The Board has determined that Frank P. Filipps (Chairman) and Joseph A. Piscina each qualify as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. During 2022, the Audit Committee held five meetings.
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the independent auditors, which would include an evaluation of the independent auditor’s qualifications and independence, (iii) the Company’s compliance with legal and regulatory requirements, including disclosure controls and procedures, and (iv) the preparation of an Audit Committee report to be included in the Company’s annual proxy statement. The Audit Committee is authorized to retain independent legal, accounting or other advisors.
The Compensation Committee
The Compensation Committee is responsible for (1) reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s CEO, evaluating the CEO’s performance in light of those goals and objectives and determining and approving the CEO’s compensation level, (2) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (3) evaluating the performance of our executive officers, (4) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (5) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (6) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (7) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Compensation Committee may consult with the CEO in determining the executive compensation for any executive officer other than the CEO. The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors. The Compensation Committee consists of Katherine J. Blair (Chairman) and Frank P. Filipps. The Compensation Committee held two meetings during 2022.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2022 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.
The Governance and Nomination Committee
The Governance and Nomination Committee assists the Board in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board and its committees, (3) selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, recommending to the Board, implementing and monitoring policies and processes related to our corporate governance. The Governance and Nomination Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Governance and Nomination Committee consists of Joseph A. Piscina (Chairman) and Katherine J. Blair. The Governance and Nomination Committee held one meeting during 2022.
Board Leadership Structure and Role in Risk Oversight
The Board does not have a policy regarding the separation of the roles of CEO and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Historically, the Board has determined that having the Company’s CEO serve as Chairman is in the best interest of the Company’s stockholders at this time. This structure has made the best use of the CEO’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
Frank P. Filipps serves as the Company’s Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:
(a)
assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

(b)
moderates executive sessions of the Board’s independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or CEO on appropriate issues.

Cyber security incidents compromising non-public personal financial information may produce material adverse effects to the Company’s business, including but not limited to, reputational harm, loss of intellectual property, disruption of key business operations, governmental fines/penalties, and litigation/remediation costs. Under the direction of its Chief Information Security Officer (“CISO”) or designated individual, the Company maintains a formal information security management program to address cyber security risks. The program leverages industry frameworks and standards with the goal of ensuring appropriate controls are established and are frequently assessed for adequacy. Major components of the program include safeguarding customer information, third party vendor oversight and incident response.
The Board receives reports and briefings from the CISO or designated individual, via its Chief Technology Officer (“CTO”) relating to a full range of cyber security issues, the Company’s risk posture to protect against cyber security threats, and policies that are intended to adequately implement the program. The CTO and CISO or designated individual periodically keep the Board abreast of efforts relating to compliance, risk assessments, results of audits, examinations, penetration and vulnerability testing, security breaches or violations and recommended changes to the Company’s information security program. The Company has also increased its cyber security insurance policy coverage three-fold in an attempt to adequately protect the Company from exposure in the event of a cyber security breach.
The Director Nomination Process
The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Governance and Nomination Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board of Directors and to select or recommend to the Board director nominees to be presented for stockholder approval. The Governance and Nomination Committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board will consist of a majority of directors who (i) qualify as “independent” directors within the meaning of the listing standards of the NYSE American, as the same may be amended from time to time; (ii) meet the applicable requirements to be “unaffiliated” as defined in the Company’s bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing

Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service on the Board in the belief that continuity of service and the past contributions of Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The Governance and Nomination Committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the Board may deem appropriate, including overall skills and experience.
Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.
Director Nominees by Stockholders.   Director nominees provided by stockholders to the Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Governance and Nomination Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Corporate Secretary of the Company accompanied by the candidate’s written consent to be named in a proxy statement as a nominee, if recommended by the Governance and Nomination Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Governance and Nomination Committee from time to time, either from the recommended person or from the recommending stockholder.
Submission for Consideration at Annual Meeting.   The Company’s bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under “Stockholder Proposals — Proposals to be Submitted for Annual Meeting” and “Mailing Instructions.” The stockholder nominating a director must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company’s bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Governance and Nomination Committee as a nominee to be potentially supported by the Company.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Corporate Secretary at Impac Mortgage Holdings, Inc., 4000 MacArthur Blvd., Suite 6000, Newport Beach, California, 92660. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.
Policy Prohibiting Hedging and Limiting Pledging of Company Stock
Our Board of Directors has adopted an “Insider Trading Policy” governing transactions in the Company’s equity securities by the Company’s executive officers, directors, employees, and the family members of, and entities controlled by, each of the foregoing persons (collectively, the “subject persons”). In addition to the policy’s general prohibitions on insider trading in violation of applicable federal law, the policy contains a more specific set of restrictions which apply to the subject persons due to their positions with the Company or their access to material non-public information regarding the Company. Under this policy, our subject persons are prohibited from engaging in specified types of transactions involving the Company’s equity securities, including (i) holding securities of the Company in a margin account or otherwise pledging the Company’s securities as collateral for a loan, (ii) short-selling. (iii) buying or selling options (including the trading of puts, calls or other market derivatives) and (iv) engaging in hedging or other forms of monetization transactions, such as equity swaps, collars, exchange funds and prepaid variable forward contracts, which would allow the subject person to continue to own the affected securities of the Company, but without the full risks and rewards of outright ownership. The policy also requires the subject persons to advise the Company’s Chief Trading Officer before effecting any transaction in the Company’s securities. Pre-planned stock trading programs that otherwise satisfy the requirements of Securities and Exchange Commission Rule 10b5-1 and the terms of our policy, however, are generally permitted.
Stockholder Communication with Our Board of Directors
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary, Impac Mortgage Holdings, Inc., 4000 MacArthur Blvd., Suite 6000, Newport Beach, California 92660, by telephone at (949) 475-3600 or by email to generalcounselDG@impacmail.com, specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics.
Compensation of Board Members
The compensation of the Company’s non-employee directors is described below.
Board Fees.   Non-employee directors receive an annual retainer fee in the amount of $75,000. In addition, non-employee directors receive $35,000 for each Board committee in which such director is chairperson, and $10,000 for each Board committee for which such director is a member.
Equity Awards.   Non-employee directors may also receive an equity award of options to purchase shares of the Company’s common stock (the “Director Stock Options”), or instead, at the election of the individual director, a number of restricted stock units (which may be taken as deferred stock units, as described below) equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. Director Stock Options and any substitute restricted units typically vest in three equal annual installments beginning on the first anniversary of the date of grant. No equity awards were granted to the non-employee directors in 2022.
Deferred Stock Unit Awards.   The Company also permits grants of deferred stock units (“DSUs”) to non-employee directors. Each DSU grant vests in substantially equal annual installments over three years, commencing with the first anniversary of the date of grant, subject to the director’s continued service on the Board. Upon vesting, the DSUs continue to be held in the director’s stock account until payment becomes due after termination of service on the Board. When a director ceases to be a member of the Board, all DSUs that remain unvested terminate and are forfeited. Dividends and other distributions on DSUs are credited to the director’s stock account as if such DSUs were actual shares of common stock issued and outstanding. No interest is credited on stock amounts. Dividends and distributions are converted, based on fair market value of the common stock, into DSUs and credited to the director’s stock account. The Board, in its sole discretion, may waive vesting and forfeiture of DSUs. In the event of a change in control, all outstanding DSUs are fully vested. Directors receive a distribution of stock within 30 days after the date the director no longer serves on the Board. The distribution will consist of one share of common stock for each DSU. Any shares of common stock issued as DSUs are issued under the Company’s equity incentive plans.
Special Services.   From time to time, the Company’s non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate.
Set forth below is the compensation earned by our non-employee directors during 2022. Mr. Mangiaracina receives no compensation in his capacity as a director.
Director Compensation For 2022
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Katherine J. Blair	$120,000	—	—	$120,000
Frank P. Filipps	$120,000	—	—	$120,000
Stewart B. Koenigsberg(3)	$60,000	—	—	$60,000
Joseph A. Piscina	$97,500	—	—	$97,500

(1)
Obi O. Nwokorie served on the Board of Directors until his resignation as a director, effective February 5, 2023. Mr. Nwokorie was previously an executive officer of the Company and did not receive any additional compensation for services provided to the Company as a director in 2022.

(2)
The table below sets forth the number of option and stock awards held by each director who served on the Board during 2022 as of December 31, 2022.

(3)
Mr. Koenigsberg served on the Board until the 2022 annual meeting of stockholders, and did not stand for reelection at the 2022 annual meeting.

Name	Option Awards: Number of Securities Underlying Options (#)	Stock Awards: Number of Securities Underlying Stock Awards (#)
Katherine J. Blair	—	18,333
Frank P. Filipps	27,500	74,500
Stewart B. Koenigsberg	—	—
Joseph A. Piscina	—	—

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents compensation earned by our named executive officers for the years set forth below (the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
George A. Mangiaracina Chief Executive Officer and Chairman	2022	750,000	750,000	—	—	—	10,675	1,510,675
	2021	750,000	750,000	332,803	—	—	9,975	1,842,778
Tiffany M. Entsminger Chief Operating Officer	2022	400,000	200,000(4)	—	—	—	9,837	609,837
	2021	400,000	275,000(4)	51,110	15,223	—	9,975	751,308
Justin R. Moisio Chief Administrative Officer	2022	388,333	200,000(5)	—	—	—	10,675	599,008
	2021	360,000	250,000(5)	46,356	13,808	—	9,975	680,139

(1)
Salary is based on employment arrangements for each Named Executive Officer.

(2)
The amounts disclosed reflect the full grant date fair values of the grants in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see “Note 14 — Share Based Payments and Employee Benefit Plans” to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
All other compensation for each of the named executive officers includes matching contributions under the Company’s 401(k) plan.

(4)
Ms. Entsminger received 75% of her discretionary annual bonus amount for 2022 on January 20, 2023, and the remaining 25% is to be paid on February 7, 2024, subject to Ms. Entsminger still being employed as of such date. Such deferred amount would also be payable if the Company terminated Ms. Entsminger’s employment without cause prior to February 7, 2024. Ms. Entsminger received 75% of her discretionary annual bonus amount for 2021 on March 7, 2022, and the remaining 25% was paid on February 22, 2023

(5)
Mr. Moisio received 75% of his discretionary annual bonus amount for 2022 on January 20, 2023, and the remaining 25% is to be paid on February 7, 2024, subject to Mr. Moisio still being employed as of such date. Such deferred amount would also be payable if the Company terminated Mr. Moisio’s employment without cause prior to February 7, 2024. Mr. Moisio received 75% of his discretionary annual bonus amount for 2021 on March 7, 2022, and the remaining 25% was paid on February 22, 2023.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
The following table provides information with respect to equity awards held by the Named Executive Officers as of December 31, 2022.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
George A. Mangiaracina	35,000	—	10.00	2/25/2025	46,799	$7,956
	25,000	—	20.50	7/21/2025	67,437	$11,464
	25,000	—	17.40	7/19/2026
	24,000	—	13.72	8/30/2027
	200,000	—	3.75	2/26/2029
Tiffany M. Entsminger	10,000	—	9.85	7/17/2028	2,340	$398
	10,000	—	3.59	2/21/2029	10,356	$1,761
	2,589	5,178	3.29	2/17/2031
Justin R. Moisio	1,000	—	10.65	7/23/2023	2,340	$398
	1,666	—	5.39	7/22/2024	9,393	$1,597
	5,000	—	20.5	7/21/2025
	4,000	—	17.4	7/19/2026
	4,000	—	13.72	8/30/2027
	10,000	—	3.59	2/21/2029
	2,349	4,696	3.29	2/21/2031

(1)
The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below:

The unexercisable option award granted to Ms. Entsminger for 5,178 nonqualified stock options vests one-half per year for two years beginning on February 17, 2023. The unexercisable option award granted to Mr. Moisio for 4,696 nonqualified stock options vests one-half per year for two years, beginning on February 17, 2023.
The unvested stock award granted to Mr. Mangiaracina for 46,799 restricted stock units vests in full on February 12, 2023. The unvested stock award granted to Mr. Mangiaracina for 67,437 restricted stock units vests one-half per year for two years beginning on February 17, 2023. The unvested stock award granted to Ms. Entsminger for 2,340 restricted stock units vests in full on February 12, 2023, and the unvested stock award granted to Ms. Entsminger for 10,356 restricted stock units vests one-half per year for two years beginning on February 17, 2023. The unvested stock award granted to Mr. Moisio for 2,340 restricted stock units vests in full on February 12, 2023, and the unvested stock award granted to Mr. Moisio for 9,393 restricted stock units vests one-half per year for two years beginning on February 17, 2023.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship actually paid to our Principal Executive Officer (PEO), Mr. Mangiaracina, and other Named Executive Officers (non-PEO NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for non-PEO NEOs(1)(2)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Total Shareholder Return(3)	Net Income(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$1,510,675	$1,228,364	$604,423	$576,628	$5.59	$(39,432,000)
2021	$1,842,778	$1,228,479	$715,724	$671,861	$36.51	$(3,878,000)

(1)
The amounts shown in the tables below were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO NEOs. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

(2)
The non-PEO Named Executive Officers reflected in columns (d) and (e) include the following individuals: Tiffany M. Entsminger (2021 – 2022); and Justin R. Moisio (2021 – 2022).

(3)
Represents the value of a $100 investment made on December 31, 2020 at the end of each fiscal year.

(4)
As reported in the Company’s 10-K report for the respective fiscal year.

PEO SCT Total to CAP Reconciliation
Year	2021	2022
SCT Total	$1,842,778	$1,510,675
- Total fair value of all equity awards granted in fiscal year(1)(2)	$(332,803)	$(0)
+ Fair value at fiscal year-end of equity awards granted in fiscal year(2)	$112,283	$0
+ Year-over-year change in fair value of unvested equity awards	$(434,435)	$(245,235)
+ Difference between fair value on vesting date and fair value at prior fiscal year-end	$40,656	$(37,075)
Total Compensation Actually Paid	$1,228,479	$1,228,364

(1)
Represents fair value of “full value” awards and stock options as reported in the SCT.

(2)
No equity awards were granted in 2022.

Non-PEO NEO Average SCT Total to Average CAP Reconciliation
Year	2021	2022
Average SCT Total	$715,724	$604,423
- Total fair value of all equity awards granted in fiscal year(1)(2)	$(63,249)	$(0)
+ Fair value at fiscal year-end of equity awards granted in fiscal year(2)	$19,984	$0
+ Year-over-year change in fair value of unvested equity awards	$(4,221)	$(24,805)
+ Difference between fair value on vesting date and fair value at prior fiscal year-end	$3,623	$(2,989)
Average Total Compensation Actually Paid	$671,861	$576,628

(1)
Represents fair value of “full value” awards and stock options as reported in the SCT.

(2)
No equity awards were granted in 2022.

CHART OF CAP VERSUS 3-YEAR TSR
The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the cumulative total shareholder return on the Company’s common stock. The TSR trend line represents value of a $100 investment made on December 31, 2020.
CHART OF CAP VERSUS NET INCOME
The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Company’s Net Income during the period 2021 – 2022.

Employment Arrangements
George A. Mangiaracina, Chief Executive Officer
On March 14, 2018, Mr. Mangiaracina and the Company executed an employment agreement, which had a term effective as of January 1, 2018 and ending on December 31, 2019. For the years 2020-2022, the Company and Mr. Mangiaracina continued to materially operate under the terms of such employment agreement. The following summarizes the terms of Mr. Mangiaracina’s employment agreement.
Base Salary, Annual Bonus and Other Compensation.   Pursuant to such agreement, for 2022, Mr. Mangiaracina was entitled to receive a base annual salary of $750,000, a fixed bonus payment of $750,000 on December 1, 2022 (“Executive Bonus”) and an annual discretionary bonus at the sole discretion of the Board of Directors. $625,000 of the Executive Bonus was paid on January 20, 2023 by mutual agreement of the Company and Mr. Mangiaracina to align with the time when other executives and employees of the Company received their annual bonuses. The balance of the Executive Bonus, in the amount of $125,000, will be paid in equal $25,000 monthly installments, with the final installment paid in June 2023.
For 2023, Mr. Mangiaracina’s compensation has been adjusted as follows at Mr. Mangiaracina’s initiation and as approved by the Compensation Committee: (i) a voluntary reduction to his base salary from $750,000 to $400,000 effective July 1, 2023 and (ii) a voluntary waiver of his fixed 2023 Executive Bonus of $750,000 otherwise due December 1, 2023, while remaining eligible for a discretionary bonus. The Company and Mr. Mangiaracina will continue to materially operate under the terms of the employment agreement in all other material respects. To receive an annual discretionary bonus, Mr. Mangiaracina must be actively employed by the Company on December 31 of the applicable year, and any such bonus is paid in a combination of cash and RSUs in conformity with the terms of the employment agreement, unless otherwise agreed to between Mr. Mangiaracina and the Board of Directors. Beginning January 1, 2024, unless otherwise agreed in writing between the Company and Mr. Mangiaracina, the terms of the employment agreement with respect to base salary and the Executive Bonus will revert back to the March 14, 2018 employment agreement.
Severance Compensation.   If (A) Mr. Mangiaracina is terminated by the Company without cause or (B) any of the following actions are taken: (i) there is a substantial diminution of his duties, authority, pay or responsibilities without performance or market justification, or (ii) in the event of a sale of all or substantially all of the Company’s or change of control, and Mr. Mangiaracina has provided the Company 30 days’ written notice of such giving the Company the opportunity to cure such circumstances in all material respects, then he will receive, after signing a general release, the following (and assuming, for purposes of severance, that Mr. Mangiaracina’s salary was $750,000):
(i)
the pro-rata remainder of his base salary from the date of termination to the end of the contract term, if any;

(ii)
any unpaid Executive Bonus;

(iii)
a severance payment of $750,000;

(iv)
any unpaid amounts of accrued salary, vacation time and benefits through the date of termination;

(v)
six months of COBRA family insurance coverage; and

(vi)
any unvested restricted stock will continue to vest over the remaining vesting schedule.

If the Company terminates Mr. Mangiaracina for cause by providing written notice and a 30-day period for Mr. Mangiaracina to cure such circumstances, then he will receive all accrued salary, vacation time and benefits through the date of termination. Pursuant to the employment agreement, “cause” generally means the existence of any of the following, as determined by an affirmative majority vote of the Board of Directors: (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure to perform duties after 30 days’ written notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, (d) material breach by the employee of the terms of the employment agreement or any other obligation, or (e) employee is declared legally incompetent or has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than 90 days.
Upon the death or disability of Mr. Mangiaracina, he or his estate will receive all accrued salary, vacation time and benefits through the date of termination, a pro rata portion of any unpaid executive bonus, and any unpaid annual bonus if declared and not yet paid. If Mr. Mangiaracina voluntarily resigns, he will receive all accrued salary and vacation time through the date of his departure.
Tiffany M. Entsminger, Chief Operating Officer
On October 7, 2020, Tiffany M. Entsminger entered into a compensation summary memorandum with the Company. The memorandum provides that in the event of termination of Ms. Entsminger in connection with a change of control of the Company, Ms. Entsminger was entitled to receive 12 months base salary and 12 months COBRA coverage (where “change of control” generally means an acquiring entity purchases more than 50% of the common stock of the Company and her position is eliminated within 12 months thereafter). Upon termination without cause, Ms. Entsminger is entitled to receive 6-12 months base salary at the sole discretion of the Company’s compensation committee and matching period for COBRA coverage.
Ms. Entsminger’s compensation is determined at the discretion of the Compensation Committee. For 2022, Ms. Entsminger received an annual base salary of $400,000. In addition, Ms. Entsminger was eligible to receive a discretionary annual bonus. For 2022, Ms. Entsminger received a discretionary annual bonus in the amount of $200,000, of which 75% was paid on January 20, 2023, and the remaining 25% is to be paid on February 7, 2024, subject to Ms. Entsminger still being employed as of such date. Such deferred amount would also be payable, after signing a general release, if the Company terminated Ms. Entsminger’s employment without cause. If Ms. Entsminger voluntarily resigns, she will receive all accrued salary and vacation time through the date of his departure.
Justin R. Moisio, Chief Administrative Officer
On October 7, 2020, Mr. Moisio entered into a compensation summary memorandum with the Company. The compensation memorandum provides that in the event of termination of Mr. Moisio in connection with a change of control, Mr. Moisio is entitled to receive 12 months base salary and 12 months COBRA coverage (where “change of control” generally means an acquiring entity purchases more than 50% of the common stock of the Company and his position is eliminated within 12 months thereafter). Upon termination without cause, Mr. Moisio is entitled to receive 6-12 months base salary at the sole discretion of the Company’s compensation committee and matching period for COBRA coverage.
Mr. Moisio’s compensation is determined at the discretion of the Compensation Committee. For 2022, Mr. Moisio received an annual base salary of $400,000 effective April 1, 2022 (increased from the prior base salary of $360,000). In addition, Mr. Moisio was eligible for a discretionary annual bonus. For 2022, Mr. Moisio received a discretionary annual bonus in the amount of $200,000, of which 75% was paid on January 20, 2023, and the remaining 25% is to be paid on February 7, 2024, subject to Mr. Moiso still being employed as of such date. Such deferred amount would also be payable, after signing a general release, if the Company terminated Mr. Moiso’s employment without cause. If Mr. Moisio voluntarily resigns, he will receive all accrued salary and vacation time through the date of her departure.
Equity Compensation Plan Information
Our current stock plan is the Company’s 2020 Equity Incentive Plan, referred to herein as the “2020 Plan,” which was approved by our stockholders and became effective as of the date of Board adoption April 8, 2020 (the “Plan Adoption Date” and expires in April 8, 2030. The 2020 Plan is administered by the Compensation Committee of the Company’s Board of Directors, with participation and approval of the Board of Directors. Awards under the 2020 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.
As a result of the approval of the 2020 Plan by the Company’s stockholders, the Company’s 2010 Omnibus Incentive Plan (“2010 Plan”) was frozen and no further grants are made under the 2010 Plan, but shares may continue to be issued under the 2010 Plan pursuant to grants made prior to the Plan Adoption

Date, which issuances of shares will not reduce the number of shares available for issuance under the 2020 Plan. The maximum number of shares of our common stock available for original issuance under the 2020 Plan was 2,000,000 shares, of which 1,540,490 shares remained available for grant as of the Record Date.
Shares issued with respect to restricted stock awards, RSUs and other “full value” awards granted under the 2020 Plan are counted against the 2020 Plan’s maximum share limit as two shares for every one share actually issued in connection with the award. Shares issued with respect to stock options and stock appreciation rights are counted as one share against the maximum share limit. For example, if 100 shares of restricted stock are granted under the 2020 Plan, 200 shares will be counted against the 2020 Plan’s maximum share limit for that award.
401(k)Plan
We maintain the Impac Mortgage Corp. 401(k) Savings Plan (“401(k) Plan”) for all full time employees, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides that each participant may contribute up to 100% of their salary pursuant to certain restrictions or up to IRS limitations, which was $20,500 annually for 2022. We will contribute to the participant’s plan account at the end of each quarter 100% of the first 1% of salary, and 50% of the next 5% contributed by a participant, for a total matching contribution up to 3.5%. Under the 401(k) Plan, employees may elect to enroll immediately after hire once they receive their auto enroll letter. The 401(k) Plan has a two year graded vesting schedule whereby an employee’s match is vested 50% after their first year of employment and 100% vested after completing their second year of employment. We recorded approximately $402,168 for matching contributions and no discretionary contributions during 2022.
Grants of Plan-Based Awards
The following table provides information as of December 31, 2022 regarding securities issued under our equity compensation plans that were in effect during fiscal year 2022.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted- average exercise price of outstanding options, warrants and rights(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
Equity compensation plans approved by security holders	792,362	$6.77	1,540,490
Equity compensation plans not approved by security holders	—	—	—
Total	792,362	6.77	1,540,490

(1)
Includes an aggregate of 221,384 restricted stock units and 39,500 deferred stock units.

(2)
Reflects the weighted average exercise price of outstanding options and excludes restricted stock units.

(3)
Each award of one restricted stock unit, restricted stock or other “full-value” award under the 2020 Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units, restricted stock or other full-value awards.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied by such persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
No director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, has or had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, except as described below.
Amended Convertible Promissory Notes
On April 15, 2020, the Company amended and restated those certain outstanding convertible promissory notes (the “Original Notes”) in the principal amount of  $25 million originally issued on May 8, 2015 pursuant to the terms of that certain Note Purchase Agreement between the Company and the holders (“Noteholders”) of the Original Notes (the “Note Purchase Agreement”). The Original Notes were amended to extend the maturity date by six months (until November 9, 2020) and to reduce the interest rate on such notes to 7.0% per annum (the “Amended Notes”). The Amended Notes otherwise contained the same terms and conditions as the Original Notes. In connection with the issuance of the Amended Notes, the Company issued to the holders of the Amended Notes, warrants (“Warrants”) to purchase up to an aggregate of 212,649 shares of the Company’s common stock at a cash exercise price of  $2.97 per share. On November 9, 2020, the maturity date of  $20 million of the Amended Notes was further extended to May 9, 2022 (and the remaining $5 million in principal of Amended Notes was paid off). Mr. Todd Pickup and his affiliated entities (a greater than 5% shareholder), then held $8.5 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 85,059 shares of the Company’s common stock. Mr. Richard Pickup and his affiliated entities (a greater than 5% shareholder), then held $11.5 million in principal amount of Amended Notes and received Warrants to purchase an aggregate of 116,956 shares of the Company’s common stock.
On April 29, 2022, the Company agreed to make a principal payment of $5,000,000 (leaving an outstanding balance of $15 million) on May 9, 2022 to Todd Pickup and Richard Pickup and their respective affiliated entities as holders of the Amended Notes, and to extend the maturity date of the Amended Notes to May 9, 2025, with annual principal payments of $5 million due on each of May 9, 2023, May 9, 2024 and May 9, 2025.
Exchange Offers
On October 26, 2022, the Company completed its previously announced offers (the “Exchange Offers”) to each holder of the Company’s 9.375% Cumulative Redeemable Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) and each holder of the Company’s 9.125% Redeemable Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock,” and together with the Series B Preferred Stock, the “Preferred Stock”) to exchange all of its outstanding shares of Preferred Stock for (i) in the case of each share of Series B Preferred Stock, (a) thirty (30) shares of 8.25% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “New Preferred Stock”), and (b) 13.33 shares of common stock (collectively, the “Series B Consideration”); and (ii) in the case of each share of Series C Preferred Stock, (x) one (1) share of New Preferred Stock, (y) 1.25 shares of common stock, and (z) a 1.5 warrants to purchase the same number of shares of common stock at a purchase price of $5.00 per share of common stock (collectively, the “Series C Consideration”).
In connection with the Exchange Offers, the Company issued an aggregate of approximately (A) (i) 6,142,213 shares of common stock and (ii) 13,823,340 shares of New Preferred Stock in exchange for the shares of Series B Preferred Stock tendered in the Exchange Offer for the Series B Preferred Stock, and (B) (i) 1,188,106 shares of common stock, (ii) 950,471 shares of New Preferred Stock, and (iii) 1,425,695 warrants to purchase the same number of shares of common stock in exchange for the shares of Series C Preferred Stock tendered in the Exchange Offer for the Series C Preferred Stock. Camac Fund, LP (“Camac”) and its affiliates (currently a greater than 5% common stockholder) and Sara-Bay Financial (currently a greater than 5% common stockholder) each received a proportionate share of, as applicable, the Series B Consideration and the Series C Consideration in exchange for each such stockholders’ shares of Series B Preferred Stock and/or Series C Preferred Stock, respectively, tendered in the Exchange Offers.

In connection with the Exchange Offers, the Company also entered into voting agreements with Camac and Sara-Bay Financial, pursuant to which, among other things, Camac and Sara-Bay Financial each agreed to certain restrictions on the transfer of such stockholders’ shares of capital stock of the Company (including, without limitation, the common shares acquired pursuant to the Exchange Offers) for a three year period following the closing of the Exchange Offers.
Cash and Stock Distributions pursuant to Maryland Action
In February 2023, pursuant to the Final Judgment Order (the “Final Order”) issued by the Circuit Court for Baltimore City (the “Circuit Court”) on December 16, 2022, in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al. (the “Maryland Action”), the Company made certain cash and stock distributions to the former holders of shares of Series B Preferred Stock, including Camac (a greater than 5% stockholder).
In connection with the Maryland Action, it was previously determined that the Company was required to pay an amount on shares of its Series B Preferred Stock equal to the dividend amount on the Series B Preferred Stock for the second, third and fourth quarters of 2009, in the aggregate amount of $1,169,985.94 (the “2009 Dividend Amount”). Following payment to counsel for various parties in the Maryland Action, the Company was ordered to pay the balance of the 2009 Dividend Amount, in the amount of $716,669.91 (the “Series B Distribution Amount”) to the former holders of Series B Preferred Stock who held shares of Series B Preferred Stock as of the close of business on August 15, 2022 (the “Dividend Record Date”), pro rata based on the number of shares of Series B Preferred Stock owned on the Dividend Record Date as a percentage of the total number of shares of Series B Preferred Stock held by such former holders on such date, resulting in the payment of $1.076741 per share of Series B Preferred Stock outstanding as of the Dividend Record Date.
In connection with the Exchange Offers, the Company was also ordered to deposit (i) 13,311,840 shares of New Preferred Stock, and (ii) 4,437,280 shares of its common stock into an escrow account (the “Stock Escrow”), as a source for an award of attorney’s fees, expenses or other monetary award to be deducted and paid to the former holders of Series B Preferred Stock in the Maryland Action.
Pursuant to the Final Order, and following payment to counsel for certain parties in the Maryland Action, the Circuit Court ordered that any shares of New Preferred Stock remaining in the Stock Escrow (7,155,114 shares) and all of the common shares held in the Stock Escrow be distributed to the former holders of Series B Preferred Stock who held shares of Series B Preferred Stock as of the close of business on October 20, 2022 (the “Expiration Date”). Specifically, 6.666666 shares of common stock and 10.75 shares of New Preferred Stock were ordered to be distributed for each share of Series B Preferred Stock held as of the close of business on the Expiration Date. Any fractional shares of common stock remaining after such distribution were combined and sold by brokers holding such shares on behalf of their beneficial owners on the NYSE American, and the proceeds were distributed pro rata to the former holders of Series B Preferred Stock, in accordance with the number of shares of Series B Preferred Stock held by each such holder as of the Expiration Date. Any fractional shares of New Preferred Stock remaining after such distribution were returned to the Company.
Camac and Sara-Bay Financial, as former holders of shares of Series B Preferred Stock on the Dividend Record Date and the Expiration Date, each received a proportionate share of the Series B Distribution Amount and the shares of common stock and New Preferred Stock released from the Stock Escrow. The foregoing cash and stock distributions were made on or about February 17, 2023.
Policies and Procedures
Pursuant to our Code of Business Conduct and Ethics, directors and officers must notify the General Counsel or the Chairman of our Audit Committee of the existence of any actual or potential conflict of interest. The Audit Committee, as described in its charter, reviews reports and disclosures of insider and affiliated party transactions or other conflicts of interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of the Record Date by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and current executive officers as a group.
As of the Record Date, there were [36,568,876] shares of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to securities held by that person that are currently exercisable or become exercisable, or convertible or become convertible, within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Shareholders (Other than Directors)
Richard H. Pickup(2)	6,588,120	17.8%
Todd M. Pickup(3)	2,855,367	7.7%
Camac Fund, LP(4)	4,923,880	13.5%
Sara-Bay Financial(5)	3,018,959	8.3%
Named Executive Officers and Directors
George A. Mangiaracina(6)	517,886	1.4%
Tiffany M. Entsminger(6)	40,483	*%
Justin R. Moisio(6)	44,725	*%
Katherine J. Blair(6)	28,334	*%
Frank P. Filipps(6)	99,144	*%
Joseph A. Piscina(6)	—	*%
Joseph O. Joffrion(6)	7,226	*%
Directors and current executive officers as a group (7 persons)(6)	737,798	2.0%

*
Indicates less than 1%.

(1)
Except as otherwise noted, all named beneficial owners can be contacted at 4000 MacArthur Blvd., Suite 6000, Newport Beach, California 92660.

(2)
According to Schedule 13D/A filed on February 6, 2023 and information known to the Company, the share amount consists of the following: (i) 120,000 shares owned by Mr. Pickup and held in an individual retirement account; (ii) 3,550,000 shares owned directly by RHP Trust, dated May 31, 2011 (the “Trust”), over which Mr. Pickup exercises sole investment and voting power; (iii) 401,163 shares underlying Convertible Promissory Notes Due 2020 issued to the Trust, at the initial conversion price of $21.50 per share, over which Mr. Pickup exercises sole investment and voting power; (iv) 116,956.95 shares that the Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Trust; (v) 1,400,000 shares are owned directly by Dito Caree LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power; and (vi) 1,000,000 shares owned directly by Dito Devcar LP, over all of which shares Gamebusters, Inc., acting through Richard H. Pickup, its sole officer and director, exercises sole investment and voting power. The stockholder’s and the Trust’s address is 2532 Dupont Drive, Irvine, California 92612.

(3)
According to a Schedule 13G filed on February 11, 2021, the share amount consists of (A) (i) 100,000 shares owned directly by Mr. Pickup; (ii) 300,000 shares owned by Pickup Grandchildren’s Trust; (iii) 100,000 shares owned directly by Pickup Living Trust; (iv) 1,793,796 shares owned directly by Vintage Trust II, dated July 19, 2007, (the “Vintage Trust”); (v) 296,512 shares that the Vintage Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2020 issued to the Vintage Trust, at the initial conversion price of $21.50 per share, and Mr. Pickup exercises sole investment and voting power over all such shares; and (vi) 85,059.6 shares that the Vintage Trust may acquire at any time after October 15, 2020 upon exercise (at an exercise price of $2.97 per share) of a Warrant to Purchase Common Stock owned directly by the Vintage Trust and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P. and 80,000 shares owned directly by Vintage Trust, dated October 28, 1993, over which Mr. Pickup shares investment and voting power. The stockholder’s address is 2532 Dupont Drive, Irvine, California 92612.

(4)
According to Schedule 13G/A filed on March 2, 2023, the share amount consists of 4,923,880 shares beneficially owned by Camac Fund LP, Camac Partners, LLC, Camac Capital, LLC and Eric Shahinian. Camac Fund, LP, Camac Partners, LLC, Camac Capital, LLC and Eric Shahinian exercise shared voting and dispositive power over all such shares. The stockholder’s address is 350 Park Avenue, 13th Floor, New York, NY 10022.

(5)
According to Schedule 13G filed on March 15, 2023, the share amount consists of 3,018,959 shares beneficially owned by Sara-Bay Financial, over which Sara-Bay Financial exercises sole voting power and shared dispositive power. The stockholder’s address is 2201 Cantu Court Suite 102 Sarasota, Fl. 34232 .

(6)
Includes the following: George Mangiaracina — 309,000 shares underlying options and 80,518 underlying vested RSUs; Tiffany Entsminger — 25,178 shares underlying options and 7,518 underlying vested RSUs; Frank Filipps — 27,500 shares underlying options, 39,500 shares underlying vested DSUs and 28,334 underlying vested RSUs; Katherine Blair — 11,667 shares underlying vested RSUs; Justin Moisio — 30,363 shares underlying options and 7,037 underlying vested RSUs; and Joseph Joffrion — 2,409 shares underlying options and 4,817 shares underlying vested RSUs.

STOCKHOLDER PROPOSALS
Proposals to be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than January 2, 2024 (the date that is 120 calendar days before the one year anniversary of the date on which the proxy statement was released to stockholders for this year’s Annual Meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to be Submitted for Annual Meeting
Stockholders who wish to propose a nominee to the Board of Directors or submit any other proposal for consideration at our 2024 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this Annual Meeting (April 16, 2024), nor earlier than the 90th day prior to the first anniversary of this Annual Meeting (March 17, 2024). If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act.
Mailing Instructions
In each case, proposals should be delivered to 4000 MacArthur Blvd., Suite 6000, Newport Beach, California 92660, Attention: Justin R. Moisio, Corporate Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.
Universal Proxy
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2024.

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Virtual Meeting. However, if any other matter shall properly come before the Virtual Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors
Joseph O. Joffrion, General Counsel
Dated: April •, 2023
Newport Beach, California

Appendix A
TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

EXECUTION COPY
TAX BENEFITS PRESERVATION RIGHTS AGREEMENT
DATED AS OF OCTOBER 23, 2019
BY AND BETWEEN
IMPAC MORTGAGE HOLDINGS, INC.
AND
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TAX BENEFITS PRESERVATION RIGHTS AGREEMENT
This Tax Benefits Preservation Rights Agreement, dated as of October 23, 2019 (as it may be amended from time to time as provided herein, the “Agreement”), is entered into by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent” which term shall include any successor Rights Agent hereunder). Capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in Section 1.
W I T N E S S E T H
WHEREAS, the Company has generated Tax Benefits (as defined in Section 1) for United States federal income tax purposes, and as such Tax Benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such Tax Benefits and, in furtherance of such objective, the Company desires to enter into this Agreement;
WHEREAS, the Board of Directors of the Company (“Board of Directors”) has authorized, and the Company declared, a dividend distribution of one Rights (as defined below) for each share of Common Stock outstanding as of the Close of Business on November 5, 2019 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock of the Company issued between the Record Date and the earlier of the Distribution Date or the Expiration Date, each Right initially representing the right to purchase one one-thousandth of a share (as such number may be adjusted pursuant to the provisions of this Agreement) of Series A-1 Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”);
WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein; and
WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Certain Definitions.   For purposes of this Agreement, the following terms have the meanings indicated:
“Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, but shall not include:
(i)   any Exempt Person;
(ii)   any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Existing Holder’s Existing Holder Percentage (other than any increase pursuant to or as a result of (A) a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company in which all registered holders of shares of Common Stock are treated substantially equally, (B) the grant or issuance by the Company to its directors, officers and employees of options, warrants, convertible instruments, rights or similar interests to acquire shares of Common Stock pursuant to any employee benefit plan, stock incentive plan, stock option plan or stock ownership plan of the Company adopted by the Board, and the subsequent vesting, exercise or conversion of such options, warrants, rights or similar interests, or (C) the grant or issuance by the Company to its directors, officers and employees of shares of restricted Common Stock or restricted stock units and the subsequent vesting of such shares or stock units, pursuant to a restricted stock or other benefits or compensation plan or arrangement adopted by the Board), (at which such time such Existing Holder shall be deemed an “Acquiring Person”); or
(iii)   any Person who becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interests (including restricted shares and restricted stock units) by the Company to its directors, officers and employees pursuant to any employee benefit or stock ownership plan of the Company, or the acquisition of shares of Common Stock of the Company upon the exercise or conversion of any such securities so granted.
Notwithstanding the foregoing, no Person shall become an “Acquiring Person” (i) as the result of an acquisition by the Company of Common Stock of the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after such share purchases by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an “Acquiring Person,” and (ii) who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Company, as long as, prior to the acquisition of shares of Common Stock directly from the Company, the Company has been apprised in writing by any such Person of the number of shares of Common Stock Beneficially Owned by such Person immediately prior to any such acquisition; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a direct purchase from the Company and shall, after that date, acquire one or more additional shares of the Company’s Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) without the prior written consent of the Company and shall then Beneficially Own more than 4.99% of the shares of Common Stock then outstanding, then such Person shall be deemed to be an “Acquiring Person.”
Notwithstanding the foregoing, no Person shall be an Acquiring Person if the Board shall have affirmatively determined, in its sole and absolute discretion, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.
Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.99% or more of the shares of Common Stock of the Company then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such regulated investment company provides information that permits the Board to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding pursuant to the standards of Treasury Regulation 1.382-3. “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).
“Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock or other securities of the Company (i) would be deemed to be constructively owned by such Person for purposes of Section 382 of the Code, (ii) would be deemed owned by a “single entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or (iii) otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder; provided ,however , that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in the calculation of the number of shares of Common Stock outstanding.
A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of (or any derivative of such phrases), any securities:
(i)   that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, shares of Common Stock until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;

(ii)   that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or
(iii)   that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by subsection (ii) of this definition) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.
Notwithstanding anything in this Agreement to the contrary, to the extent not within the foregoing provisions of this definition, a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.
“Agreement” has the meaning set forth in the preamble hereto.
“Board of Directors” has the meaning set forth in the preamble to this Agreement.
“Book Entry Shares” has the meaning set forth in Section 3(a).
“Business Day” means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
“Charter” when used in reference to the Company means the charter of the Company, as may be amended or supplemented from time to time.
“Close of Business” on any given date means 11:59 P.M. (New York City time), on such date; provided, however , that if such date is not a Business Day it means 11:59 P.M. (New York City time), on the next succeeding Business Day.
“Code” has the meaning set forth in the preamble to this Agreement.
“Common Stock” when used in reference to the Company means the Common Stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the

Company organized in corporate form means (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.
“Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).
“Company” has the meaning set forth in the preamble to this Agreement.
“Current Exchange Value” has the meaning set forth in Section 24(d).
“Current Value” has the meaning set forth in Section 11(a)(iii).
“Depositary Agent” has the meaning set forth in Section 7(c).
“Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board of Directors, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10 th Business Day (or such later date as may be determined by the Board of Directors) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights); provided, however, that if any tender or exchange offer referred to in clause (ii) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any shares of Common Stock pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Date” has the meaning set forth in Section 7(a).
“Exchange Ratio” has the meaning set forth in Section 24(a).
“Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities, (ii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, (iii) any Person holding (or acting in a fiduciary capacity in respect of) shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement, (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company, and (v) any Person deemed to be an “Exempt Person” in accordance with Section 25.
“Exemption Request” has the meaning set forth in Section 25(a).
“Existing Holder Percentage” means, with respect to any Existing Holder, the percentage of the outstanding shares of Common Stock of the Company that such Existing Holder, together with all Affiliates and Associates of such Existing Holder, Beneficially Owns (including any Convertible Promissory Notes Due 2018 held by such Existing Holder) immediately prior to the first public announcement of the adoption of this Plan; provided, however, that, in the event any Existing Holder shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the first public announcement of the adoption of this Plan, the Existing Holder Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Existing Holder, the lesser of (i) the Existing Holder Percentage as in effect immediately prior to such sale, transfer or disposition or (ii) the percentage of outstanding shares of Common Stock of the Company that such Existing Holder Beneficially Owns immediately following such sale, transfer or disposition.
“Existing Holder” means any Person who or which, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, including (i) Thomas B. Akin and Talkot Capital, LLC and together with all their Affiliates and Associates, (ii) Todd M. Pickup and Vintage Trust II, dated July 19, 2007 and together with all their Affiliates and Associates, and (iii) Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates. Notwithstanding anything to the contrary provided in this Agreement, any Existing Holder who becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding shall cease to be an Existing Holder and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not an Existing Holder.
“Expiration Date” and “Final Expiration Date” have the meanings set forth in Section 7(a).
“Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11(d).
“Force Majeure Condition” has the meanings set forth in Section 36.
“Group” has the meaning set forth in clause (b) of the definition of “Person.”
“Maryland Courts” has the meaning set forth in Section 33.
“Original Rights” has the meaning set forth in the definition of “Beneficial Owner.”
“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of shares of Common Stock within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.
“Preferred Stock” means shares of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of the articles supplementary attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of shares of Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock .
“Preferred Stock Equivalents” has the meaning set forth in Section 11(b).
“Principal Party” has the meaning set forth in Section 13(b).
“Purchase Price” means, as of any date, the price at which a holder may purchase securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Purchase Price shall equal $45.00.
“Record Date” has the meaning set forth in the Preamble of this Agreement.
“Redemption Date” has the meaning set forth in Section 7(a).
“Redemption Price” has the meaning set forth in Section 23.
“Registered Common Stock” has the meaning set forth in Section 13(b).

“Requesting Person” has the meaning set forth in Section 25(a).
“Rights” has the meaning set forth in the Preamble of this Agreement.
“Rights Agent” has the meaning set forth in the Preamble of this Agreement.
“Rights Certificate” has the meaning set forth in Section 4(a).
“Section 11(a)(ii) Event” has the meaning set forth in Section 11(a)(ii).
“Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).
“Section 13 Event” means any event described in clauses (x), (y) or (z) of Section 13(a).
“Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended.
“Spread” has the meaning set forth in Section 11(a)(iii).
“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
“Subsidiary” means, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.
“Substitution Period” has the meaning set forth in Section 11(a)(iii).
“Tax Benefits” means the net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382 of the Code, and the Treasury Regulations promulgated thereunder.
“Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.
“Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.
“Triggering Event” means any Section 11(a)(ii) Event or any Section 13 Event.
Section 2.   Appointment of Rights Agent.
The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of shares of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights

Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.
Section 3.   Issuance of Rights Certificates.
(a)   Rights Evidenced by Certificates for Common Shares and Book Entry Shares.   Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for the Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 27 or by such means as may be selected by the Company) to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Stock, one or more Rights Certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole and absolute discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per shares of Common Stock has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Stock, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively that the Distribution Date has not occurred.
(b)   Summary of Rights; Outstanding Common Stock.   The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Stock will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Stock in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Stock. Notwithstanding anything to the contrary in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Stock (including any Common Stock issued pursuant to an exchange) at any time thereafter.
(c)   Legend.   Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

BETWEEN IMPAC MORTGAGE HOLDINGS, INC. (THE “COMPANY”) AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (OR ANY SUCCESSOR THERETO), AS RIGHTS AGENT, DATED AS OF OCTOBER 23, 2019 AS AMENDED, RESTATED, RENEWED, SUPPLEMENTED OR EXTENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY AND THE STOCK TRANSFER ADMINISTRATION OFFICE OF THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY MAY REDEEM THE RIGHTS AT A REDEMPTION PRICE OF $0.001 PER RIGHT, SUBJECT TO ADJUSTMENT, UNDER THE TERMS OF THE RIGHTS AGREEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR ANY AFFILIATES OR ASSOCIATES THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT), AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION, IF ANY, TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.
With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates or Book Entry Shares, as applicable, containing the foregoing legend, the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares shall be evidenced by such certificates or Book Entry Shares alone until the earlier of the Distribution Date or the Expiration Date, the registered holders of the Common Stock will also be registered holders of the associated Rights, and the surrender or transfer of any of such certificates or Book Entry Shares shall also constitute the surrender or transfer of the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the foregoing legend on any such certificate representing Common Stock of the Company or any defect therein or the failure to provide notice thereof shall not affect the enforceability of any part of the Agreement or the rights of any holder of Rights.
Section 4.   Form of Rights Certificates.
(a)   Rights Certificates.   The Rights Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or the Financial Industry Regulatory Authority or to conform to customary usage. The Rights Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number and type of such securities and the Purchase Price shall be subject to adjustment as provided herein.
(b)   Certain Legends.   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an

Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e), or (iv) any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:
THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID UNDER CERTAIN CIRCUMSTANCES AS SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.
The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Rights Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e).
Section 5.   Countersignature and Registration.
(a)   Countersignature.   The Rights Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board of Directors, its President, any Vice President, Chief Executive Officer, its Chief Operating Officer or its Chief Financial Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof which shall be attested to by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested to on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b)   Transfer Books.   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

Section 6.   Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)   Transfer, Split Up, Combination and Exchange of Rights Certificates.   Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase and at the same Purchase Price. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Rights Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)   Mutilated, Destroyed, Lost or Stolen Rights Certificates.   Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)   Exercise of Rights.   Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at any time after the Distribution Date and prior to the Close of Business on the Expiration Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earliest of (i) the Close of Business on October 22, 2022 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 (the “Exchange Date”), (iv) the final adjournment of the Company’s 2020 annual meeting of stockholders if the stockholders fail to approve this Agreement with an affirmative vote of a majority of the votes cast by holders of shares of Common

Stock at the 2020 annual meeting of stockholders (or any adjournment or postponement thereof), (v) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company with respect to which the Board of Directors determines that no Tax Benefits may be carried forward, or (vii) such time as the Board of Directors determines that a limitation on the use of the Tax Benefits under Section 382 of the Code would no longer be material to the Company (the earliest of (i), through (vii) being herein referred to as the “Expiration Date”). The Board of Directors shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company’s Tax Benefits and the Company’s market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on October 22, 2022, that the Expiration Date has not occurred. Except as set forth in Section 7(e) and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company is entitled to all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company.
(b)   Price.   The Purchase Price for each one-one thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right is initially $45.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and payable in accordance with Section 7(c).
(c)   Payment.   As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 7(f), Section 20(k) and Section 14(b), thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Purchase Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Rights to the Rights Agent). The Purchase Price shall be payable in lawful money of the United States of America. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)   Partial Exercise.   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14.
(e)   Prohibited Issuances.   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii) or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of the foregoing will, in each case, be null and void without any further action and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether under any provision of this Agreement or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Agreement (including to any Person described in subsections (i) through (v) of this section 7(e), an) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Shares of Common Stock otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.
(f)   Information Concerning Ownership.   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or other Person described in Section 7(e), as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.
Section 8.   Cancellation and Destruction of Rights Certificates.
All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical evidence relating to the Rights Certificates so canceled or destroyed by the Rights Agent).
Section 9.   Reservation and Availability of Preferred Stock.
(a)   Reservation.   The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of preferred stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued Shares of Common Stock or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Shares of Common Stock or other securities) that that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.
(b)   Listing.   The Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.
(c)   Registration.   The Company shall use commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.
(d)   Valid Issuance.   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities of the Company) delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
(e)   Taxes and Charges.   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise or surrender of Rights. The Company shall not, however, be required to pay any transfer tax or governmental charges which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of other securities or property to a Person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.
Section 10.   Record Date for Securities Issued.
Each Person in whose name any certificate for a number of one one-thousandths of Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however , that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however , that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.   Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.    The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)   Certain Events.
(i)   Certain Adjustments to Preferred Stock.   Notwithstanding anything to the contrary in this Agreement, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding Preferred Stock, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares of Preferred Stock (by reverse stock split or otherwise), or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, split, combination, consolidation, reclassification or recapitalization, and the number and kind of shares of Preferred Stock or capital stock of the Company, as the case may be, issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Rights exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or securities of the Company, as the case may be, if such Rights had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, reclassification or recapitalization; provided, however , that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)   Exercise of Rights Following Certain Events.   Subject to the provisions of Section 23 and Section 24, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11(a)(ii) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the “Adjustment Shares”).
(iii)   Insufficient Common Stock.   In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Right is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (Y) the Purchase Price attributable to each Right (such excess being referred to as the “Spread”) and (B) with respect to all or a portion of each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board of Directors has deemed in good faith to have substantially the same value or economic rights as the Common Stock (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Purchase Price, (4) Preferred Stock Equivalents which the Board of Directors has deemed in good faith to have substantially the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock of the Company (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance or that any necessary stockholder or regulatory approval for such issuance could be obtained upon exercise in full of the Rights, the 30-day period set forth above may be extended and re-extended to the extent necessary from time to time, but not more than one hundred twenty (120) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take such action necessary for regulatory approval (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, seek such stockholder approval, to take any action necessary to obtain such regulatory approval, or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d)) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date. The Board of Directors may, but will not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b)   Dilutive Rights Offering.   If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)   Distributions.   If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d)) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights, options or warrants applicable to one one-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Rights be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Rights. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

(d)   Fair Market Value.   For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Rights or other security or any other property shall be determined as provided in this Section 11(d).
(i)   General.   In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of stock or per unit of such other security for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the thirty (30) Trading Day period or ten (10) Trading Day period, as applicable, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE MKT or, if the securities are not listed or admitted to trading on the NYSE MKT, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. If the Fair Market Value of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or not listed or traded in a manner described above, then the Fair Market Value of the Preferred Stock will be conclusively deemed to be (x) the Fair Market Value of the Common Stock as determined pursuant to this Section 11(d) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of the Common Stock occurring after the date of this Agreement). If a security (other than the Preferred Stock) is not publicly held or not so listed or traded, or if on any such date such security is not so quoted and no such market maker is making a market in the security, then the Fair Market Value means the fair value per share as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.
(ii)   Property or Other Securities.   In the case of property other than securities, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(e)   Insignificant Changes.   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Purchase Price; provided, however , that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock of the Company or ten millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.
(f)   Shares Other Than Preferred Stock.   If as a result of any provision of Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)   Rights Issued Subsequent to Adjustment.   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)   Effect of Adjustments on Existing Rights.   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth) as the Board of Directors determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock for which a Rights may be exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)   Adjustment in Number of Rights.   The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)   Rights Certificates Unchanged.   Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder without prejudice to any adjustment or change.

(k)   Par Value Limitations.   Before taking any action that would cause an adjustment reducing the Purchase Price below the then aggregate par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.
(l)   Deferred Issuance.   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Rights exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other stock, securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other stock, securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)   Reduction in Exercise Price.   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole and absolute discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or Common Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, or Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock or Common Stock, shall not be taxable to such stockholders.
(n)   No Diminishment of Rights.   The Company covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
(o)   Certain Adjustments to Common Stock.   Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock (other than by the payment of dividends payable in Common Stock) (iii) combine or consolidate the outstanding Common Stock (by reverse stock split or otherwise) into a lesser number of shares of Common Stock of the Company, or (iv) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Common Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then in each such event, except as otherwise provided in this Section 11 or Section 7(e),(A) the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, (B) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Purchase Price thereafter equals the result obtained by multiplying the Purchase Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right, and (C) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. Each Share of Common Stock that becomes outstanding after an adjustment has been made pursuant to this Section 11(o) will have issued with it that number of Rights, exercisable at the Purchase Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(o). If an event occurs that would require an adjustment pursuant to both this Section 11(o) and Section 11(a)(ii), then the adjustment provided for in this Section 11(o) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.
(p)   Adjustment of Rights Associated with Certain Distributions.   Other than in connection with a transaction contemplated by Section 11(o), in the event that the Company, at any time after the date of this Agreement and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Stock (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Purchase Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares.
Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by Section 11(n)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n)) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its wholly-owned Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly-owned Subsidiaries in one or more transactions, each of which individually (and together) is not prohibited by the proviso at the end of the first sentence of Section 11(n)), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right (except as provided in Section 7(e)) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Fair Market Value (determined pursuant to Section 11(d)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided, however, that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; (v) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (vi) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)   “Principal Party” shall mean
(i)   in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or the Person resulting from the consolidation or merger; and
(ii)   in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));
provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding

12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.
(c)   Certain Arrangements.   The Company shall not consummate any Section 13 Event unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party at its own expense will:
(i)   prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;
(ii)   qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;
(iii)   list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded;
(iv)   deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and
(v)   take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.
(d)   Prohibited Transactions.
(i)   In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its charter or By-laws or other instrument governing its affairs, which provision would have the effect of (A) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (B) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this

Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
(ii)   Notwithstanding anything to the contrary in this Agreement, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Stock or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(e)   Continued Applicability.   The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).
Section 14.   Fractional Rights and Fractional Shares.
(a)   Cash in Lieu of Fractional Rights.   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o), or to distribute Rights Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)   Cash in Lieu of Fractional Preferred Stock.   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a shares of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one one-thousandth of a share of Preferred Stock shall be one one thousandth of the Fair Market Value of a share of Preferred Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(c)   Cash in Lieu of Fractional Shares of Common Stock.   The Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(c), the current market value of a shares of Common Stock will be the Fair Market Value of a shares of Common Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(d)   Waiver of Fractional Rights.   The holder of a Rights by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Rights, except as permitted by this Section 14.
(e)   Procedure for Payment.   Whenever a payment for fractional Rights, Preferred Stock or Common Stock is to be made by the Rights Agent pursuant to this Agreement, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments.
Section 15.   Rights of Action.
All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Section 16.   Agreement of Rights Holders.   Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Rights that:
(a)   prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;
(b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;
(c)   subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Rights or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as promptly as practical;
(e)   Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and
(f)   this Agreement may be supplemented or amended from time to time in accordance with Section 28.
Section 17.   Rights Certificate Holder Not Deemed a Stockholder.
No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18.   Concerning the Rights Agent.
(a)   The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.
(b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without gross negligence to be genuine and to be signed and executed by the proper Person or Persons.
(c)   The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder. Any liability of the Rights Agent under this Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.
(a)   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange be consolidated, or any corporation resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Agreement, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.   Duties of Rights Agent.   The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)   The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)   The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.
(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e)) or any adjustment required under the provisions of Sections 11, 13 or 24(c) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12), nor shall it be responsible for any determination by the Board of Directors of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions of Section 14; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.
(j)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21.   Change of Rights Agent.
The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Maryland or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Maryland or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including without limitation, by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Rights Certificates.
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.
Section 23.   Redemption.
(a)   Right to Redeem.   The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Distribution Date, or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock dividend declared or paid, any split, recapitalization, subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). Notwithstanding anything to the contrary in this Agreement, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the

Board of Director in its sole and absolute discretion may establish. The date on which the Board of Directors elects to make the redemption effective is referred to as the “Redemption Date.”
(b)   General Redemption Procedures.   Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Rights so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights in accordance with this Section 23, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board of Directors or of the redemption.
(c)   Form of Payment of Redemption Price.   The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors, in its sole discretion, to be at least equivalent to the Redemption Price.
(d)   Discharge of Obligations.   Notwithstanding anything to the contrary in this Agreement, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Stock, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.
(e)   Prohibited Purchases.   Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.
Section 24.   Exchange.
(a)   Exchange of Common Stock for Rights.   The Board of Directors may, at its option, at any time on or after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights, whether or not previously exercised (but which exchange shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).

(b)   Exchange Procedures.   Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 27 and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following the determination to exchange rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole and absolute discretion, to minimize the possibility that any shares of Common Stock (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person described in Section 7(e)) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock (or other securities) issued at the direction of the Board of Directors pursuant to this Section 24 will be duly and validly authorized and issued and fully paid and nonassesable, and the Company will be deemed to have received as consideration for such issuance a benefit having a calculate that is at least equal to the aggregate par value of the shares of Common Stock (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity f the action taken by the Board of Directors. The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole and absolute discretion, may establish.
(c)   Preferred Stock Substitution.   In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent, as such term is defined in Section 11(b)) for Common Stock of the Company exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Preferred Stock Equivalent) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.
(d)   Insufficient Shares.   In the event that there shall not be sufficient shares of Common Stock of the Company authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in lieu of issuing Shares of Common Stock in exchange therefor in an amount equal to the product of the Fair Market Value of the Common Stock multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefore) (the “Current Exchange Value”); (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Stock, Preferred Stock, Common Stock Equivalents, Preferred Stock Equivalents or other securities having a value equal to the

Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Board of Directors orders the exchange of Rights pursuant to Section 24(a) in order to seek any authorization of additional shares of Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.
(e)   Fractional Shares.   The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date the Board of Directors ordered the exchange of Rights pursuant to this Section 24.
Section 25.   Process to Seek Exemption.
Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25, request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (v) of the definition thereof in Section 1 for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or in the case of an Existing Holder, additional shares of Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole and absolute discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board of Directors’ determination with respect thereto, unless the information contained in the Exemption Request or the Board of Directors’ determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.
Section 26.   Notice of Certain Events.
(a)   Certain Distributions.   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n)), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 26 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.
(b)   Certain Events.   In case any Triggering Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13.
Section 27.   Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:
Impac Mortgage Holdings, Inc.
19500 Jamboree Road
Irvine, California 92612
Facsimile: 949-475-3969
Attention: General Counsel
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Facsimile: 718-921-8200
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other notice need be given.
Section 28.   Supplements and Amendments.
Prior to the occurrence of a Distribution Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Board of Directors so directs, supplement or amend any provision of this Agreement as the Board of Directors may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the occurrence of a Distribution Date, the Company and the Rights Agent shall, if the Board of Directors so directs, supplement or amend this Agreement without the approval of any holder of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or Any Person described in Section 7(e)); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, provided further, however, that the right of the Board of Directors to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors pursuant to this Section 28; provided, that any supplement or amendment that does not amend Section 18, Section 19,

Section 20 or Section 21 or this Section 28 or any other Section of this Plan in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Prior to the occurrence of a Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent’s consent must be obtained regarding any amendment or supplement pursuant to this Section 28 which alters the Rights Agent’s rights or duties.
Section 29.   Successors.
All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30.   Determinations and Actions by the Board of Directors.
The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject any member of the Board of Directors to any liability to any Person, including the Rights Agent and the holders of the Rights. In administering this Agreement, and exercising the right and powers specifically granted to the Board of Directors and to the Company hereunder, and in interpreting this Agreement and making any determination hereunder, the Board of Directors (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate.
Section 31.   Benefits of this Agreement.
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).
Section 32.   Severability.
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in good faith that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.
Section 33.   Governing Law.
This Agreement and the Rights issued hereunder shall be governed by and construed in accordance with the internal laws of Maryland without regard to the principles of conflicts of laws; provided, however, that all provisions regarding the rights, obligations, duties and immunities of the Rights Agent shall be governed by and construed in accordance with, the laws of the State of New York. The courts of the State of Maryland and of the United States of America located in the State of Maryland (the “Maryland Courts”) shall have exclusive jurisdiction over any suit, action or proceeding arising out of or relating to or concerning this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Maryland Courts and shall not plead or claim in any Maryland Court that such litigation brought therein has been brought in an inconvenient forum. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33 (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Shares of Common Stock) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Maryland for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.
Section 34.   Counterparts.
This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 35.   Descriptive Headings.
Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 36.   Force Majeure.
Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a “Force Majeure Condition”); provided, that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal and attested, all as of the day and year first above written.
ATTEST:		IMPAC MORTGAGE HOLDINGS, INC.
By:	/s/ Nima J. Vahdat Name: Nima J. Vahdat	By:	/s/ George Mangiaracina Name: George Mangiaracina
	Title: General Counsel		Title: Chief Executive Officer

Signature Page to Tax Benefits Preservation Rights Agreement

ATTEST:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By:		By:	/s/ Michael A. Nespoli
	Name:		Name: Michael A. Nespoli
	Title		Title Executive Director
Signature Page to Tax Benefits Preservation Rights Agreement

Exhibit A
IMPAC MORTGAGE HOLDINGS, INC.
ARTICLES SUPPLEMENTARY
SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

IMPAC MORTGAGE HOLDINGS, INC.
ARTICLES SUPPLEMENTARY
SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK
Impac Mortgage Holdings, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST:   Under a power contained in Article VI of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board”), by duly adopted resolutions, reclassified and designated 2,500,000 shares of the authorized but unissued shares of Series A Junior Participating Preferred Stock of the Corporation, $0.01 par value per share, as shares of Series A-1 Junior Participating Preferred Stock, $0.01 par value per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof:
Section 1.   Designation and Amount.   The shares of such series shall be designated as “Series A-1 Junior Participating Preferred Stock” (the “Series A-1 Preferred Stock”) and the number of shares constituting such series shall be 2,500,000. Such number of shares may be increased or decreased by resolution of the Board in accordance with the Charter; provided, that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A-1 Preferred Stock.
Section 2.   Dividends and Distributions.
(A)   (i) Subject to the rights of the holders of any shares of any class or series of preferred stock of the Corporation, $0.01 par value per share (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the Series A-1 Preferred Stock with respect to dividends, the holders of shares of Series A-1 Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation, par value $0.01 per share (“Common Stock”) and of any other class or series of stock ranking junior to the Series A-1 Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A-1 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A-1 Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A-1 Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after September 3, 2013 (the “Rights Declaration Date”) (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A-1 Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

A-A-1

(ii)   Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A-1 Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A-1 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(B)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A-1 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A-1 Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A-1 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such 90 days prior to the date fixed for the payment thereof.
Section 3.   Voting Rights.   The holders of shares of Series A-1 Preferred Stock shall have the following voting rights:
(A)   Subject to the provision for adjustment hereinafter set forth, each share of Series A-1 Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A-1 Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A-1 Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B)   Except as otherwise provided in the Charter or by law, the holders of shares of Series A-1 Preferred Stock and the holders of shares of Common Stock and the holders of shares of any other stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)   (i) Whenever, at any time or times, dividends payable on any shares of Series A-1 Preferred Stock shall be in arrears in an amount equal to at least six full quarter dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series A-1 Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation’s next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.
(ii)   Upon the vesting of such right of the holders of shares of Series A-1 Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series A-1 Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the

A-A-2

Corporation then entitled to vote shall be called by the Chairman of the Board, Chief Executive Officer or President of the Corporation or the Secretary of the Corporation, if requested in writing by the holders of record of not less than 10% of the shares of Series A-1 Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series A-1 Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. Notice of the meeting and of any annual meeting at which holders of Series A-1 Preferred Stock are entitled to vote pursuant to this paragraph (C)(ii) shall be given to each holder of record of Series A-1 Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than 10 days and not later than 90 days after the order or request or, in default of the calling of the meeting, within 90 days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 5% of the shares of Series A-1 Preferred Stock then outstanding. Notwithstanding the provisions of this paragraph (c)(ii), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iii)   At any and all meetings for the election of directors by holders of shares of Series A-1 Preferred Stock, the holders of a majority of the outstanding shares of Series A-1 Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by a plurality of the votes cast by the holders of Series A-1 Preferred Stock. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the outstanding shares of Series A-1 Preferred Stock, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.
(iv)   The right of the holders of shares of Series A-1 Preferred Stock, voting separately as a class, to elect two members of the Board as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series A-1 Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series A-1 Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) shall terminate immediately and the number of directors shall be reduced accordingly. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A-1 Preferred Stock in this Section 3.
(D)   Except as set forth herein, holders of Series A-1 Preferred Stock shall have no voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.   Certain Restrictions.
(A)   Whenever dividends or distributions payable on the Series A-1 Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A-1 Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)   declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock;

A-A-3

(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except dividends paid ratably on the Series A-1 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)   except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A-1 Preferred Stock; or
(iv)   redeem, purchase or otherwise acquire for consideration any shares of Series A-1 Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.   Reacquired Shares.   Any shares of Series A-1 Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock without designation as to Series A-1 and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in the Charter or otherwise required by law.
Section 6.   Liquidation, Dissolution or Winding Up.   Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock unless, prior thereto, the holders of shares of Series A-1 Preferred Stock shall have received an amount (the “Series A-1 Liquidation Preference”) equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of all cash or other property to be distributed per share to holders of Common Stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except distributions made ratably on the Series A-1 Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
In the event, however, that there are not sufficient assets available to permit payment in full of the Series A-1 Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A-1 Preferred Stock in respect thereof, then the

A-A-4

assets available for such distribution shall be distributed ratably to the holders of the Series A-1 Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
Neither the consolidation of nor merging of the Corporation with or into any other entity or entities, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7.   Consolidation, Merger, etc.   In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A-1 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A-1 Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A-1 Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.   Redemption.   The shares of Series A-1 Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted by the Charter (including this Articles Supplementary) or by law.
Section 9.   Ranking.   Any class or series of shares of stock of the Corporation shall be deemed to rank: (A) prior to the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A-1 Preferred Stock, or they are the Corporation’s 9.375% Series B Cumulative Redeemable Preferred Stock or 9.125% Series C Cumulative Redeemable Preferred Stock; (B) on a parity with the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A-1 Preferred Stock, if the holders of such class or series and the Series A-1 Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; or (C) junior to the Series A-1 Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up.
Section 10.   Fractional Shares.   Series A-1 Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A-1 Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof.
Section 11.   Amendment.   At any time any shares of Series A-1 Preferred Stock are outstanding, the Charter and the foregoing Sections 1 through 10, inclusive, and this Section 11 shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A-1 Preferred Stock so as to affect them adversely without

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the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A-1 Preferred Stock, voting separately as a class.
SECOND:   The Series A-1 Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter.
THIRD:   These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.
FOURTH:   The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary as of the 3rd day of September, 2013.

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Exhibit B
FORM OF RIGHTS CERTIFICATE
Certificate No. R-                 Rights
NOT EXERCISABLE AFTER OCTOBER 22, 2022 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN OR THE RIGHTS ARE TERMINATED IN ACCORDANCE WITH SECTION 7(a) OF THE RIGHTS AGREEMENT (DEFINED BELOW). THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF IMPAC MORTGAGE HOLDINGS, INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT BETWEEN IMPAC MORTGAGE HOLDINGS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, DATED AS OF OCTOBER 23, 2019 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.
Rights Certificate
IMPAC MORTGAGE HOLDINGS, INC.
This certifies that   , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Rights Agreement dated as of October 23, 2019 (the “Rights Agreement”) between Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on November 5, 2019 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of the Series A-1 Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $45.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of      , based on the Preferred Stock as constituted at such date.
Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii) or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

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This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.
Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors at its option may cause the Company to exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors at its option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).
The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one thousandths of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.
ATTESTED:		IMPAC MORTGAGE HOLDINGS, INC.
By:		By:
	Name:		Name:
	Title		Title
Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Name:
Title

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[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED           hereby sells, assigns and transfers unto                 (Please print name and address of transferee)                 this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint           Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:                 ,
Signature
Signature Guaranteed:*
* Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.
CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)   the Rights evidenced by this Rights Certificate ☐ are ☐ are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and
(2)   after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,	Signature
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Rights Certificate.)
To IMPAC MORTGAGE HOLDINGS, INC.:
The undersigned hereby irrevocably elects to exercise           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:
Please insert social security or other identifying taxpayer number:

(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated: ,	Signature
Signature Guaranteed:*
* Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

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CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)   the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and
(2)   after due inquiry and to the best knowledge of the undersigned, the undersigned ☐ did ☐ did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,	Signature
Signature Guaranteed:*
* Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

A-B-6

Exhibit C
FORM OF
SUMMARY OF RIGHTS
SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
IMPAC MORTGAGE HOLDINGS, INC.
On October 23, 2019, Impac Mortgage Holdings, Inc. (the “Company”) entered into a Tax Benefits Preservation Rights Agreement (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), and the Board of Directors (the “Board”) of the Company have authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Stock”), of the Company to stockholders of record as of the close of business on November 5, 2019 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at an exercise price of $45.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Purchase Price”). The complete terms of the Rights are set forth in the Rights Agreement.
By adopting the Rights Agreement, the Board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). In general, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.
The Tax Benefits can be valuable to the Company. However, the Company’s ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an “ownership change” if the percentage of the shares of Common Stock owned by one or more “five-percent shareholders” increases by more than 50 percentage points over the lowest percentage of shares of Common Stock owned by such stockholder at any time during the prior three year on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the Company’s use of its Tax Benefits. As such, the Rights Agreement has a 4.99% “trigger” threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding Common Stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.
For those interested in the specific terms of the Rights Agreement, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Rights Agreement, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company.
Issuance and Transfer of Rights; Rights Certificates
The Board has declared a dividend of one Right for each outstanding share of Common Stock. Until the Distribution Date (as defined below):

A-C-1

•
the Rights will be evidenced by and trade with the certificates for shares of Common Stock (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•
new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

•
the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated Shares of Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Distribution Date; Separation of Rights
Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become separately tradable and exercisable only upon the earlier of:
(i)
ten business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons (collectively, an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the outstanding Common Stock; or

(ii)
ten business days (or such later day as the Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the “Distribution Date.”
As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.
The definition of “Acquiring Person” contained in the Rights Agreement contains several exemptions, including for (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (iii) any person who becomes the beneficial owner of 4.99% or more of the shares of the Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, (iv) any person who becomes the beneficial owner of 4.99% or more of the shares of Common Stock of the Company then outstanding solely as a result of the initial grant or vesting of any options, warrants, rights or similar interest, (v) any Existing Holder (as defined below), (vi) any person who becomes the beneficial owner of 4.99% or more of the outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Company, as long as, prior to the acquisition of shares of Common Stock directly from the Company, the Company has been apprised in writing by such person of the number of shares of Common Stock beneficially owned by such person immediately prior to any such acquisition, and (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.
The Rights Agreement also includes a procedure whereby the Board will consider requests to exempt certain acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.
Rights Holders Have No Rights as Stockholder Until Right Is Exercised
Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.

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Existing Holders
The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted (each, an “Existing Holder”) will not be deemed to be an “Acquiring Person” for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder’s lowest percentage of ownership of the Common Stock after the adoption of the Rights Agreement, subject to specified exceptions.
Preferred Shares Purchasable Upon Exercise of Right
After the Distribution Date, each Right will entitle the holder to purchase, for $45.00 (the “Purchase Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Share of Common Stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Share of Common Stock, and should approximate the value of one Share of Common Stock.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
•
not be redeemable;

•
entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•
entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater;

•
have the same voting power as one share of Common Stock; and

•
entitle holders to a per share payment equal to the payment made on one Share of Common Stock if the Shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

“Flip-in” Rights
At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, Common Stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
“Flip-over” Rights
In the event any person or group becomes an Acquiring Person and the Company merges into or engages in certain other business combinations with an Acquiring Person, or 50% or more of the Company’s consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.
Exchange of Rights
At any time after a person becomes an Acquiring Person, in lieu of allowing the “flip-in” to occur, the Board may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of the Common Stock (or, under certain circumstances, cash, property or other securities of the Company, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, the Board may not conduct such an exchange at any time any person (other than the Company or certain entities affiliated with the Company) together with such person’s affiliates or associates becomes the beneficial owner of 50% or more of the Common Stock.

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Redemption of Rights
At any time prior to a Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as the Board may establish. Immediately upon the action of the Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.
Expiration Date of the Rights
The Rights will expire on the earliest of:
•
11:59 P.M. (New York City time) on October 22, 2022, the three-year anniversary of adoption of the Rights Agreement;

•
the time at which the Rights are redeemed or exchanged under the Rights Agreement;

•
the final adjournment of the Company’s 2020 annual meeting of stockholders if stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock at the 2020 annual meeting of stockholders;

•
the repeal of Section 382 or any successor statute, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits;

•
the beginning of a taxable year with respect to which the Board determines that no Tax Benefits may be carried forward; or

•
such time when the Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to the Company.

Amendment of Rights
The terms of the Rights may be amended by a resolution of the Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.
Anti-Dilution Provisions
The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.
With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.
Taxes
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

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Appendix B
FIRST AMENDMENT TO TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

FIRST AMENDMENT
TO
TAX BENEFITS PRESERVATION RIGHTS AGREEMENT
This FIRST AMENDMENT TO TAX BENEFITS PRESERVATION RIGHTS AGREEMENT is dated as of August 26, 2022 (the “First Amendment”), by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent” which term shall include any successor Rights Agent hereunder). Capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.
RECITALS
WHEREAS, the Company and the Rights Agent entered into a Tax Benefits Preservation Rights Agreement dated as of October 23, 2019 (as it may be amended from time to time as provided herein, the “Rights Agreement”);
WHEREAS, pursuant to Section 28 of the Rights Agreement, prior to the occurrence of a Distribution Date (as defined in the Rights Agreement), the Company may in its sole discretion and the Rights Agent shall, if the Board of Directors so directs, supplement or amend any provision of the Rights Agreement as the Board may deem necessary or advisable without the approval of any holders of certificates representing shares of Common Stock of the Company;
WHEREAS, Section 28 of the Rights Agreement also provides that any supplement or amendment that does not amend Sections 18, 19, 20, 21 or 28 or any other section of the Rights Agreement in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent;
WHEREAS, as of the date hereof, no Distribution Date has occurred;
WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to amend the terms of the Rights Agreement as set forth herein; and
WHEREAS, the Board has authorized and approved this First Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this First Amendment, and for other good and valuable consideration, the parties hereto agree as follows:
1.   Amendments to Section 1.   The definition of “Purchase Price” set forth in Section 1 of the Rights Agreement is hereby deleted in its entirety and replaced with the following:
“Purchase Price” means, as of any date, the price at which a holder may purchase securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Purchase Price shall equal $2.30.”
2.   Amendments of Section 7.   Section 7 of the Rights Agreement is hereby amended as follows:
(a)   Clause (a)(i) shall be removed and replaced with the following:
“(i) the Close of Business on October 22, 2025 (the “Final Expiration Date”),”
(b)   Clause (a)(iv) shall be removed and replaced with the following:
“(iv) the final adjournment of the Company’s 2023 Annual Meeting of Stockholders if the stockholders fail to approve the amendment to this Agreement dated as of August 26, 2022 at such meeting with an affirmative vote of a majority of the votes cast by holders of shares of Common Stock at the 2023 annual meeting of stockholders (or any adjournment or postponement thereof),”

(c)
The fourth sentence of clause (a) shall be removed and replaced with the following:

“Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on October 22, 2025, that the Expiration Date has not occurred.”
(d)
Clause (b) shall be removed and replaced with the following:

“(b) Price.   The Purchase Price for each one one-thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right is initially $2.30 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and payable in accordance with Section 7(c).”
3.
Amendments to Exhibit B.   Exhibit B to the Agreement is hereby amended as follows:

(a)   The reference to “October 22, 2022” in the legend on page B-1 shall be removed and replaced with “October 22, 2025.”
(b)   The first sentence on page B-1 shall be removed and replaced with the following:
“This certifies that         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Rights Agreement dated as of October 23, 2019, as amended (the “Rights Agreement”) between Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on October 22, 2025 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of the Series A-1 Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $2.30 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the related Certificate duly executed.”
4.
Amendments to Exhibit C.   Exhibit C to the Agreement is hereby amended as follows:

(a)   The second sentence on page C-1 shall be removed and replaced with the following:
“Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at an exercise price of $2.30 per one on-thousandth of a Preferred Share, subject to adjustment (the “Purchase Price”).”
(b)
The first sentence on page C-3 under the section entitled “Preferred Shares Purchasable Upon Exercise of Right” of Exhibit C shall be removed and replaced with the following:

“After the Distribution Date, each Right will entitle the holder to purchase, for $2.30 (the “Purchase Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Share of Common Stock.”
(c)
The first bullet point on page C-5 under the section entitled “Expiration Date of the Rights” of Exhibit C shall be removed and replaced with the following:

“•   the close of business on October 22, 2025;”
(d)
The third bullet point on page C-5 under the section entitled “Expiration Date of the Rights” of Exhibit C shall be removed and replaced with the following:

“•   the final adjournment of the Company’s 2023 Annual Meeting of Stockholders, if the stockholders fail to approve the amendment, dated as of August 26, 2022, with a majority of the votes cast by holders of shares of common stock at such meeting (or any adjournment or postponement thereof);”
5.   Effectiveness.   This First Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.
6.   Miscellaneous.   This First Amendment shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This First Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this First Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature. If any provision, covenant or restriction of this First Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this First Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as an instrument under seal and attested, all as of the day and year first above written.
ATTEST:		IMPAC MORTGAGE HOLDINGS, INC.
By:	/s/ Joseph Joffrion Name: Joseph Joffrion	By:	/s/ George Mangiaracina Name: George Mangiaracina
	Title: General Counsel		Title: Chief Executive Officer
CERTIFICATION AND INSTRUCTION TO RIGHTS AGENT:   The officer of the Company whose duly authorized signature appears above certifies that this First Amendment is in compliance with the terms of Section 28 of the Rights Agreement and, on behalf of the Company, instructs the Rights Agent to enter into this First Amendment.
[Signature Page to First Amendment to Rights Agreement]

ATTEST:		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By:	/s/ Joseph Dooley Name: Joseph Dooley	By:	/s/ Barbara J. Robbins Name: Barbara J. Robbins
	Title SVP		Title SVP
[Signature Page to First Amendment to Rights Agreement]

IMPAC MORTGAGE HOLDINGS, INC.Annual Meeting of Stockholders June 15, 2023 9:00 AM Pacific TimeThis revocable proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) George A. Mangiaracina and Joseph O. Joffrion, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Impac Mortgage Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM PDT on June 15, 2023 and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/ImpacCompanies/2023/htype.asp by 11:59 PM PDT on June 12, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Registering to attend the Virtual Meeting” and “Voting Requirements and Procedures.”THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY(Continued, and to be marked, dated and signed, on the other side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 15, 2023. The Proxy Statementand our 2022 Annual Report to Stockholders are available at: http://www.viewproxy.com/impaccompanies/2023

Please mark your votes like this The Board of Directors recommends you vote FOR the following:The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 1.Election of Directors Nominees:01 Katherine J. Blair04 George A. Mangiaracina 02 Frank P. Filipps03 Joseph A. Piscina FOR ALLWITHHOLD ALLFOR ALL EXCEPT2.Approval, on an advisory basis, of the compensation of named executive officers.FOR AGAINST ABSTAIN3.Approval of the First Amendment to the Tax Benefits Preservation Rights Agreement. FOR AGAINST ABSTAIN4.Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. FOR AGAINST ABSTAIN5. Such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Date: , 2023Signature Change of Address (mark here and print new address below. Comments (mark here and print comments below). Signature (if held jointly) VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11 digit control number ready when voting by Internet or Telephone